UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

GREEN THUMB INDUSTRIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GREEN THUMB INDUSTRIES INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

OF GREEN THUMB INDUSTRIES INC.

AND

PROXY STATEMENT

FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 11, 2025

April 28, 2025

GREEN THUMB INDUSTRIES INC.

Notice of Annual and Special Meeting of Shareholders (the “Notice”)

The 2025 annual and special meeting of shareholders (the “Meeting”) of Green Thumb Industries Inc., a British Columbia corporation (the “Corporation” or the “Company”), will be a virtual meeting held on June 11, 2025 beginning at 10:00 a.m. (Central time), at www.virtualshareholdermeeting.com/GTBIF2025.

The following matters will be considered at the Meeting:

•
The setting of the number of directors at seven;
•
The election of directors for the forthcoming year from the nominees proposed by the board of directors of the Company (the “Board”);
•
The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in the accompanying proxy statement;
•
The re-appointment of Baker Tilly US, LLP (“Baker Tilly”), as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement;
•
The amendment of the Green Thumb Industries Inc. 2018 Share and Incentive Plan, as amended, to increase the number of shares from 10% of the number of the Company’s Subordinate Voting Shares outstanding as of the date of each grant, including the number of Subordinate Voting Shares issuable on conversion of the Company’s Super Voting Shares and the Multiple Voting Share, to 15%; and
•
The transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

This Notice is accompanied by the proxy statement and the accompanying form of proxy (“Proxy Instrument”). As permitted by applicable securities law, the Company is using “Notice-and-Access” to deliver the proxy statement to shareholders. This means that the proxy statement is being posted online to access, rather than being mailed out. Notice-and-Access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement, the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2024, together with the notes thereto, the independent auditor’s report thereon and the related management’s discussion and analysis are available on the Investors page of the Company’s website at gtigrows.com, Canada’s System for Electronic Data Analysis and Retrieval (“SEDAR+”) at www.sedarplus.ca and the Securities and Exchange Commission’s website at www.sec.gov. Shareholders will still receive a Proxy Instrument or a voting instruction form in the mail so they can vote their shares but, instead of receiving a paper copy of the proxy statement, they will receive a notice with information about how they can access the proxy statement electronically and how to request a paper copy.

The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is April 21, 2025 (the “Record Date”). Shareholders of the Company whose names have been entered in the register of shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof.

A shareholder of the Company may attend the Meeting live via webcast or may be represented by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournment(s) thereof via the webcast are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) thereof.

To be effective, the enclosed Proxy Instrument must be returned to our proxy tabulator, Broadridge Financial Solutions (“Broadridge”) by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903. All instructions are listed on the enclosed Proxy Instrument. Your proxy or voting instructions must be received in each case no later than 10:59 p.m. (Central Time) on June 9, 2025 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) to the Meeting.

Whether or not you plan to attend the Meeting via live webcast, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.

DATED as of April 28, 2025 By Order of the Board of Directors

/s/ Benjamin Kovler
Benjamin Kovler
Chief Executive Officer, Chairman and Founder

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2025

The Notice of Annual and Special Meeting and Proxy Statement are available on our website at

investors.gtigrows.com/2025proxy. The 2024 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2024, is available on our website at

investors.gtigrows.com/2024annualreport.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR PROXY OVER THE INTERNET

BY VISITING WWW.PROXYVOTE.COM

OR BY TELEPHONE (800) 690-6903

OR

MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL AND SPECIAL MEETING.

i

ii

PROXY STATEMENT FOR THE 2025 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2025

This proxy statement contains information about the 2025 annual and special meeting of shareholders (the “Meeting”) of Green Thumb Industries Inc., to be held via live webcast on June 11, 2025 beginning at 10:00 a.m. (Central time), at www.virtualshareholdermeeting.com/GTBIF2025. The board of directors (the “Board”) of the Company is using this proxy statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company,” “Corporation” or “Green Thumb” or similar terms refers to Green Thumb Industries Inc. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 325 West Huron Street, Suite 700, Chicago, Illinois 60654.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke it at any time up to and including the day two business days preceding the day of the Meeting by giving our Corporate Secretary written notice to that effect or at the Meeting by providing written notice to our Chair to that effect.

We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”) available to shareholders on April 28, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting of Shareholders to be Held on June 11, 2025:

This proxy statement and our 2024 Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.

A copy of our 2024 Form 10-K, as filed with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2025, except for exhibits, will be furnished without charge to any shareholder upon written request to our Corporate Secretary at investorrelations@gtigrows.com. This proxy statement and our 2024 Form 10-K are also available on the Investors page of our website at gtigrows.com, the SEC’s website at www.sec.gov and SEDAR+ at www.sedarplus.ca.

GENERAL INFORMATION ABOUT THE ANNUAL AND SPECIAL MEETING AND VOTING

Proxy Materials

Why am I receiving these materials?

Our Board is using this proxy statement to solicit proxies for use at the Meeting to be held via live webcast on June 11, 2025 and is making these materials available by posting them online to access, rather than mailing them out unless requested by a shareholder. The cost of any solicitation will be borne by the Company. Proxies may also be solicited personally by employees of the Company at nominal cost to the Company.

As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company and the Board. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered shareholders. In some instances, the Company has distributed copies of the Notice, the proxy statement and the accompanying Proxy Instrument (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to non-registered shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders” or “beneficial owners”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.

Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.

Non-registered Shareholders who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:

•
be provided with a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to our proxy tabulator, Broadridge Financial Solutions; or
•
be provided with a request for voting instructions. The Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder (beneficial owner), the Company or its agent has sent these materials to your Intermediary in accordance with applicable securities regulatory requirements. Your Intermediary is responsible for: (i) delivering the Documents to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Documents are available electronically on the Company’s website. Please return your voting instructions as specified in the request for voting instructions.

Receiving Future Meeting Materials by Email

eDelivery ensures that shareholders receive documents faster, helps reduce printing and postage expenses and creates less paper waste. Shareholders who wish to enroll in e-Delivery may sign up at www.proxyvote.com.

What is included in the proxy materials?

The proxy materials include:

•
our Notice of Meeting;
•
our proxy statement for the Meeting;
•
a Proxy Instrument or voting instruction card; and
•
our 2024 Form 10-K.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and its committees, corporate governance, the compensation of our directors and executive officers and other required information.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at investorrelations@gtigrows.com or by calling us at (312) 471-6720.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge Financial Solutions at:

Broadridge

51 Mercedes Way

Edgewood, NY 11717

1-866-540-7095

If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

Green Thumb Industries Inc.

Attn: Corporate Secretary

325 West Huron Street, Suite 700

Chicago, Illinois 60654

investorrelations@gtigrows.com

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.

We will not reimburse Intermediaries for forwarding proxy materials to objecting beneficial owners and such objecting beneficial owners will not receive proxy materials unless their Intermediaries assume the cost of delivery.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are to:

•
Set the number of directors at seven;
•
Elect the directors for the forthcoming year from the nominees proposed by the Board;
•
Approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement (which we refer to as the “Say-on-Pay Proposal”);
•
Re-appoint Baker Tilly as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement;
•
Approve the amendment of the Green Thumb Industries Inc. 2018 Share and Incentive Plan, as amended (the “Share and Incentive Plan”), to increase the number of shares from 10% of the number of the Company's Subordinate Voting Shares outstanding as of the date of each grant, including the number of Subordinate Voting Shares issuable on conversion of the Company's Super Voting Shares and the Multiple Voting Share (the “Outstanding Share Number”), to 15% of the Outstanding Share Number (the “Amendment Proposal”); and
•
Transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

What are my voting choices?

You may vote “FOR” or “AGAINST” for the setting of the number of directors at seven; “FOR” or “WITHHOLD” for the election of each director nominee; “FOR,” “AGAINST” OR “ABSTAIN” for the Say-on-Pay Proposal; “FOR” or “WITHHOLD” for the re-appointment of Baker Tilly as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement; and “FOR,” “AGAINST” or “ABSTAIN” for the Amendment Proposal.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the setting of the number of directors at seven; “FOR” each of its nominees for election to the Board; “FOR” the Say-on-Pay Proposal; and “FOR” the re-appointment of Baker Tilly, as auditors for fiscal 2025 and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement; and “FOR” the Amendment Proposal.

What vote is required to approve each item?

To conduct business at the Meeting, the quorum of shareholders is one person who holds, or who represents by proxy one or more shareholders who in the aggregate hold, at least 5% of the issued shares entitled to be voted at the Meeting.

If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal. Abstentions will also not be treated as votes cast and will not be counted in the determination of the outcome of the Say-on-Pay Proposal, the Amendment Proposal or any other proposal.

Proposal	Required Vote
1. Set the number of directors at seven	Majority of the votes cast on the proposal
2. Election of directors	Plurality of the votes cast
3. Approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement	Majority of the votes cast on the proposal
4. Re-appointment and remuneration of auditors	Majority of the votes cast on the proposal
5. Approve the Amendment Proposal, as described in this Proxy Statement	Majority of the votes cast on the proposal

What happens if additional items are presented at the Meeting?

As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC promptly following the Meeting. The Form 8-K will also be available on SEDAR+ and on the Investors page of our website gtigrows.com.

How You Can Vote

What shares can I vote?

You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through an Intermediary. On April 21, 2025, there were 863 shareholders of record holding (i) 212,559.360 Subordinate Voting Shares; (ii) 37,623 Multiple Voting Shares; and (iii) 206,690 Super Voting Shares.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT THEM AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through an Intermediary, such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting. You have received a proxy card to use in voting your shares either by mail or email.

Beneficial Owner

If your shares are held through an Intermediary such as a bank, broker, plan trustee or other nominee, it is likely that they are registered in the name of the Intermediary and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your Intermediary has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares electronically at the Meeting, or any adjournment(s) or postponement(s) thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so.

How can I vote at the Meeting?

You may vote electronically at the Meeting or any adjournment(s) or postponement(s) thereof, those shares that you hold in your name as the shareholder of record. You may vote electronically at the Meeting or any adjournment(s) or postponement(s) thereof, shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the Intermediary that is the registered holder of your shares.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions in advance as described below, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?

Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each registered shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

Voting by Internet

Shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.

Voting by Mail

Shareholders may vote by mail by signing, dating and returning their proxy or voting instruction card to our proxy tabulator, Broadridge, at the following address:

Vote Processing, c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

How do I attend the virtual Meeting?

This year’s Meeting will again be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a registered shareholder as of the close of business on April 21, 2025 or if you hold a valid proxy to vote at the Meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/GTBIF2025. You will also be able to vote your shares electronically at the Meeting. To participate, you will need your 16-digit control number that is included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

The Meeting will begin promptly at 10:00 a.m., Central time. We encourage you to access the Meeting prior to the start time. Online access will open at 9:45 a.m., Central time, and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via a telephone number that will be posted on the login page to the Meeting.

We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate online.

What will I need to attend the virtual Meeting?

If you were a shareholder of record as of the close of business on April 21, 2025, or you hold a valid proxy for the Meeting, you may attend the Meeting, vote, and submit a question during the Meeting by visiting www.virtualshareholdermeeting.com/GTBIF2025 and using your 16-digit control number to enter the Meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may join the Meeting as a guest or by obtaining a proxy from the owner of record. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.

Will I be able to attend the Meeting without a 16-digit control number?

Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 16-digit control number.

Why a virtual annual meeting?

We are excited to again embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting and is the most appropriate format for our shareholders and other Meeting attendees.

You will be able to attend the Meeting online and submit your questions or comments during the Meeting by visiting www.virtualshareholdermeeting.com/GTBIF2025. You will also be able to vote your shares electronically at the Meeting. We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the Meeting, please call the technical support number that will be posted on the virtual Meeting login page (www.virtualshareholdermeeting.com/GTBIF2025).

How do I submit questions for the Meeting?

Shareholders who wish to submit questions or comments may do so during the live webcast of the Meeting at www.virtualshareholdermeeting.com/GTBIF2025. Instructions will be available on the virtual Meeting site and technical assistance will be available.

How will my shares be voted?

Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE SETTING OF THE NUMBER OF DIRECTORS AT SEVEN, FOR THE ELECTION OF EACH DIRECTOR NOMINEE, FOR THE SAY-ON-PAY PROPOSAL, FOR THE RE-APPOINTMENT OF BAKER TILLY US, LLP AS THE AUDITORS OF THE COMPANY AND FOR THE AUTHORIZATION OF THE BOARD TO FIX THE AUDITORS’ REMUNERATION AND TERMS OF ENGAGEMENT, AND FOR THE AMENDMENT PROPOSAL. The shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal to re-appoint our auditor. Your broker will be prohibited from voting your shares without your instructions on setting the number of directors, the election of directors, the Say-on-Pay Proposal, the Amendment Proposal and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter as they will not be deemed to be shares cast.

Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?

Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast and any adjournment(s) or postponement(s) thereof and votes electronically submitted during the Meeting as described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before 10:59 p.m. (Central time) on June 9, 2025 or 48 hours prior to any adjournment(s) of the Meeting or must be deposited at the Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your Intermediary.

May I change or revoke my vote?

A shareholder who has given a proxy pursuant to this solicitation may revoke it at any time up to and including the second business day preceding the day of the Meeting or any adjournment(s) thereof at which the proxy is to be used:

•
by an instrument in writing executed by the shareholder or by his, her or its attorney authorized in writing and either delivered to the attention of the Corporate Secretary of the Company by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;
•
by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) thereof, or
•
in any other manner permitted by law.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your Intermediary (which revokes your earlier instructions), or, if you have obtained a legal proxy from the Intermediary giving you the right to vote your shares, by attending the Meeting and voting via the live webcast.

Shareholder Proposals and Director Nominations

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals, as well as the Amended and Restated Articles of the Company (the “Articles”). As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than the close of business (Central time) on December 30, 2025 and must be submitted to our Corporate Secretary at Green Thumb Industries Inc., 325 West Huron Street, Suite 700, Chicago, Illinois 60654. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three (3) months before the anniversary of the Company’s last annual general meeting (March 11, 2026). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

How may I nominate director candidates or present other business for consideration at a meeting?

Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “What if I have additional questions or how do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by the Articles (which may be obtained as provided below under the heading “How may I obtain financial and other information about Green Thumb Industries Inc.?”) and must be updated and supplemented as provided in the Articles.

Written notice of director nominees must be received, in the case of an annual meeting, not less than thirty (30) days prior to the date of the annual meeting of shareholders; provided, however, that if the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be made not later than the close of business on the tenth (10th) day following such public announcement, provided that, if Notice-and-Access (as defined in Canadian National Instrument 54-101—Communication with

Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)) is used for delivery of proxy related materials in respect of a meeting described above, and the date of such first public announcement in respect of the meeting is not less than 50 days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the 40th day before the applicable meeting. See “Advance Notice Policy” under “Proposals No. 1 and 2—Election of Directors” in this proxy statement.

How may I recommend candidates to serve as directors?

Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “What if I have additional questions or how do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”

To be in proper written form, such notice must set forth the nominee’s (i) name, age, business and residential address and principal occupation or employment for the past five (5) years; and (ii) his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount and such other information on the nominee and the nominating shareholder as set forth in the Articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Green Thumb Industries Inc.?”

Description of the Company’s Voting Securities

The Company is authorized to issue an unlimited number of Subordinate Voting Shares, an unlimited number of Multiple Voting Shares and an unlimited number of Super Voting Shares.

On April 21, 2025, the Record Date, there were 863 shareholders of record holding (i) 212,559,360 Subordinate Voting Shares; (ii) 37,623 Multiple Voting Shares; and (iii) 206,690 Super Voting Shares.

The Subordinate Voting Shares and Multiple Voting Shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws. Under Canadian securities laws, a “restricted security” means an equity security of a reporting issuer if, among other things, there is another class of securities of the reporting issuer that carries a greater number of votes per security relative to the equity security. As of the Record Date, the Subordinate Voting Shares represent approximately 50.2% of voting rights attached to outstanding securities of the Company, the Multiple Voting Shares represent approximately 0.9% of voting rights attached to outstanding securities of the Company, and the Super Voting Shares represent approximately 48.9% of voting rights attached to outstanding securities of the Company.

The total number of equity shares assuming all are converted into Subordinate Voting Shares as of the Record Date would be 236,990,660.

Holders of Subordinate Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held.

Holders of Multiple Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share could then be converted (currently 100 votes per Multiple Voting Share held).

Holders of Super Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Super Voting Shares are entitled to 1,000 votes per share.

Our 2024 Form 10-K, filed with the SEC on February 27, 2025, provides further information regarding our securities.

Except as set out below, to the knowledge of the directors and officers of the Company, as of April 15, 2025, no person beneficially owns or exercises control over, directly or indirectly, more than 10% of the outstanding voting securities of the Company:

Name of Shareholder	Number of Super Voting Shares Owned, Controlled or Directed	Percentage of Outstanding Super Voting Shares Owned, Controlled or Directed	Number of Multiple Voting Shares Owned, Controlled or Directed	Percentage of Outstanding Multiple Voting Shares Owned, Controlled or Directed	Number of Subordinate Voting Shares Owned, Controlled or Directed	Percentage of Outstanding Subordinate Voting Shares Owned, Controlled or Directed	Percentage of Votes Attaching to all Outstanding Shares Owned, Controlled or Directed
Benjamin Kovler(1)	143,254	69.3%	—	—	714,868	0.3%	34.0%

Note:

(1)
Comprised of Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares either (i) held, directly or indirectly, by Mr. Kovler, his associates and/or certain other related entities and trusts, or (ii) over which Mr. Kovler exercises direction or control, and (iii) which Mr. Kovler, his associates and/or certain other related entities and trusts have the right to acquire within 60 days of April 15, 2025.

Take-Over Bid Protection

Under applicable Canadian law, an offer to purchase Super Voting Shares would not necessarily require that an offer be made to purchase Subordinate Voting Shares or Multiple Voting Shares. In accordance with the rules applicable to most senior issuers in

Canada, in the event of a take-over bid, the holders of Subordinate Voting Shares or of Multiple Voting Shares will be entitled to participate on an equal footing with holders of Super Voting Shares. The owners of all the outstanding Super Voting Shares entered into a customary coattail agreement with the Company and a trustee (the “Coattail Agreement”). The Coattail Agreement contains provisions customary in Canada for dual class, listed corporations designed to prevent transactions that otherwise would deprive the holders of Subordinate Voting Shares or Multiple Voting Shares of rights under applicable take-over bid legislation to which they would have been entitled if the Super Voting Shares had been Subordinate Voting Shares or Multiple Voting Shares.

The undertakings in the Coattail Agreement do not apply to prevent a sale by any initial holder of Super Voting Shares if concurrently an offer is made to purchase Subordinate Voting Shares and Multiple Voting Shares that:

(a)
offers a price per Subordinate Voting Share or Multiple Voting Share (on an as converted to Subordinate Voting Share basis) at least as high as the highest price per share paid pursuant to the take-over bid for the Super Voting Shares (on an as converted to Subordinate Voting Share basis);
(b)
provides that the percentage of outstanding Subordinate Voting Shares or Multiple Voting Shares to be taken up (exclusive of shares owned immediately prior to the offer by the offeror or persons acting jointly or in concert with the offeror) is at least as high as the percentage of Super Voting Shares to be sold (exclusive of Super Voting Shares owned immediately prior to the offer by the offeror and persons acting jointly or in concert with the offeror);
(c)
has no condition attached other than the right not to take up and pay for Subordinate Voting Shares or Multiple Voting Shares tendered if no shares are purchased pursuant to the offer for Super Voting Shares; and
(d)
is in all other material respects identical to the offer for Super Voting Shares.

In addition, the Coattail Agreement does not prevent the transfer of Super Voting Shares by an initial holder to a Permitted Holder (as that term is defined in the Articles). The conversion of Super Voting Shares into Multiple Voting Shares, whether or not such Multiple Voting Shares are subsequently sold or converted into Subordinate Voting Shares, would not constitute a disposition of Super Voting Shares for the purposes of the Coattail Agreement.

Under the Coattail Agreement, any disposition of Super Voting Shares (including a transfer to a pledgee as security) by a holder of Super Voting Shares party to the agreement will be conditional upon the transferee or pledgee becoming a party to the Coattail Agreement, to the extent such transferred Super Voting Shares are not automatically converted into Multiple Voting Shares in accordance with the Articles.

The Coattail Agreement contains provisions for authorizing action by the trustee to enforce the rights under the Coattail Agreement on behalf of the holders of the Subordinate Voting Shares or of the Multiple Voting Shares. The obligation of the trustee to take such action is conditional on the Company or holders of the Subordinate Voting Shares or of the Multiple Voting Shares, as the case may be, providing such funds and indemnity as the trustee may require. No holder of Subordinate Voting Shares or of Multiple Voting Shares, as the case may be, has the right, other than through the trustee, to institute any action or proceeding or to exercise any other remedy to enforce any rights arising under the Coattail Agreement unless the trustee fails to act on a request authorized by holders of not less than 10% of the outstanding Subordinate Voting Shares or of Multiple Voting Shares, as the case may be, and reasonable funds and indemnity have been provided to the trustee. The Company has agreed to pay the reasonable costs of any action that may be taken in good faith by holders of Subordinate Voting Shares or of Multiple Voting Shares, as the case may be, pursuant to the Coattail Agreement.

The Coattail Agreement provides that it may not be amended, and no provision thereof may be waived, unless, prior to giving effect to such amendment or waiver, the following have been obtained: (i) the consent of any applicable securities regulatory authority in Canada; and (ii) the approval of at least 66 2/3% of the votes cast by holders of Subordinate Voting Shares and 66 2/3% of the votes cast by holders of Multiple Voting Shares excluding votes attached to Subordinate Voting Shares and to Multiple Voting Shares, if any, held by the initial holders, their affiliates and any persons who have an agreement to purchase Super Voting Shares on terms which would constitute a sale or disposition for purposes of the Coattail Agreement other than as permitted thereby.

No provision of the Coattail Agreement limits the rights of any holders of Subordinate Voting Shares or of Multiple Voting Shares under applicable law.

Notice-and-Access

The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act and in NI 54-101 and Canadian National Instrument 51-102—Continuous Disclosure Obligations (“NI 51-102”), for distribution of the Meeting materials to shareholders. Under Notice-and-Access, companies may post electronic versions of such materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost.

Notice-and-Access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement, the 2024 Form 10-K, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis are available on the Investors page of our website at gtigrows.com, SEDAR+ under the Company’s profile at www.sedarplus.ca and the SEC’s website at www.sec.gov. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “Notice-and-Access” rules.

Obtaining Additional Information

How may I obtain financial and other information about Green Thumb Industries Inc.?

Our consolidated financial statements are included in our 2024 Form 10-K. We filed our 2024 Form 10-K with the SEC, 100 F Street, N.E., Washington, D.C. 20549, on February 27, 2025. We will furnish a copy of our 2024 Form 10-K (as amended, excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “What if I have additional questions or how do I obtain additional copies of this proxy statement or voting materials?” Our 2024 Form 10-K is also available free of charge on the Investors page of our website at gtigrows.com, on the SEC’s website at www.sec.gov, and on SEDAR+ under the Company’s profile at www.sedarplus.ca.

By writing to us, shareholders also may obtain, without charge, a copy of the Articles, code of conduct and Board standing committee charters.

What if I have questions for the Company’s transfer agent?

If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Co.

Victoria Tower, Suite 1717

25 Adelaide St. East

Toronto, ON M5C 3A1

What if I have additional questions or how do I obtain additional copies of this proxy statement or voting materials?

If you have additional questions or need additional copies of this proxy statement or voting materials, please contact us at:

Green Thumb Industries Inc.

Attn: Corporate Secretary

325 West Huron Street, Suite 700

Chicago, Illinois 60654

investorrelations@gtigrows.com

OVERVIEW OF PROPOSALS TO BE VOTED ON

All proposals herein are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” the setting of the number of directors at seven, the election of the director nominees and the compensation of our named executive officers in Proposals No. 1, 2 and 3, “FOR” the re-appointment and remuneration of auditors in Proposal No. 4, and “FOR” the Amendment Proposal in Proposal No. 5.

PROPOSALS NO. 1 AND 2—ELECTION OF DIRECTORS

The Articles provide that the number of directors should not be fewer than three directors. There are currently seven directors of the Company. It is proposed to fix the number of directors at seven and that seven directors be elected at the Meeting.

Management proposes to nominate at the Meeting the persons whose names are set forth in the table below, each to serve as a director of the Company until the next meeting of shareholders at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed or becomes disqualified in accordance with the Articles or the BCBCA. The persons named in the accompanying Proxy Instrument intend to vote for the election of such persons at the Meeting, unless otherwise directed. Management does not contemplate that any of the nominees will be unable to serve as a director of the Company.

The following table sets out the name of each current director, each of whom is proposed by the Board to be nominated for election as a director of the Company at the Meeting, and each of their respective positions and the period during which such person has been a director of the Company.

Name	Age	Position(s)	Location of Residence	Director Since
Dawn Wilson Barnes	58	Director, Audit Committee member	Georgia, USA	2023
Anthony Georgiadis	47	Director and President	Florida, USA	2017
Jeffrey Goldman	48	Director, Audit Committee member, Compensation Committee Chair	Illinois, USA	2022
Benjamin Kovler	46	Founder, Chairman of the Board and Chief Executive Officer	Illinois, USA	2014
Ethan Nadelmann	68	Director, Compensation Committee member	New York, USA	2023
Richard Reisin	69	Director, Audit Committee Chair	Florida, USA	2023
Hannah (Buchan) Ross	31	Director, Audit Committee member, Compensation Committee member	California, USA	2023

Biographical Information

Consistent with the Company’s ongoing effort to maintain a highly qualified, independent Board with relevant expertise to guide the Company going forward, the Board believes a broad range of characteristics, including skills and experience, as well as diversity and demographic factors are important considerations in selecting director nominees. The nominees for election, whose information appears below, reflect those efforts. Following is a summary of key qualifications each nominee brings to the Board are the biographies of the nominees for the Board.

Qualification	Barnes	Georgiadis	Goldman	Kovler	Nadelmann	Reisin	Ross

Independence	●				●	●	●

Core business skills, including financial and strategic planning	●	●	●	●	●	●	●

Real estate planning, development and transactions	●	●

Operating and management experience	●	●	●	●	●	●	●

Finance, financial reporting and analysis expertise	●	●	●	●		●	●

Cannabis industry expertise	●	●	●	●	●	●	●

Marketing and branding expertise			●		●		●

CEO experience				●	●		●

Accounting and auditing expertise	●	●				●	●

Capital markets expertise	●	●		●			●

Community involvement and social impact experience	●	●	●	●	●	●	●

Diversity	●						●

High-growth company expertise		●	●			●	●

Drug policy expertise					●

Dawn Wilson Barnes

Dawn Wilson Barnes has served as a Director since January 2023. Since April 2004, Ms. Barnes has served as the President and Founder of Aurora Bay Capital, an Atlanta-based financial services firm that provides institutional marketing and consulting services to firms seeking growth capital. Ms. Barnes began her financial services career at J.P. Morgan Securities, Inc. in Private Finance and the Equities Division. She later transitioned to Goldman Sachs & Co. as Vice President in the Investment Management Division where she managed $2 billion in multi-asset class investment portfolios in the firm’s Private Wealth Management Group. She began her professional career in the Corporate Financial Audit Department of Honeywell, Inc. performing financial and operational audits of Honeywell divisions and subsidiaries across the U.S. and Europe. While in this role, Ms. Barnes also sat for and passed the Uniform CPA Examination in the State of Minnesota. Ms. Barnes graduated from The University of Michigan with a BBA in Accounting and earned her MBA in Finance and Entrepreneurial Management from The Wharton School of the University of Pennsylvania. She holds Series 7, 63, 66, 79 and 50 registrations and is a Registered Representative of Young America Capital, LLC.

Key experience, qualifications, attributes and skills: Ms. Barnes’ specific qualifications, experience, skills and expertise include:

•
Core business skills, including financial and strategic planning;
•
Operating and management experience;
•
Audit and accounting expertise; and
•
Finance and financial reporting expertise.

Anthony Georgiadis

Anthony Georgiadis has served on our Board since January 2017. He assumed the role of President as of January 1, 2023, after joining us in May 2015 as a managing partner and then holding the role of Chief Financial Officer from January 2017 until becoming President. In 2005, Anthony co-founded and, until he joined our Company, acted as Chief Operating Officer of Wendover Art Group, one of the largest domestic wall decor manufacturers in North America. Previously, he worked as an investment associate for CIVC Partners, a $1.5 billion private equity firm, and as a mergers and acquisitions analyst for Bowles Hollowell Conner & Co. Anthony is an avid supporter of Students for Sensible Drug Policy, the Drug Policy Alliance, the Marijuana Policy Project and the Special Operations Warriors Foundation. Anthony graduated magna cum laude from Bucknell University with a degree in finance and a minor in mathematics.

Key experience, qualifications, attributes and skills: Mr. Georgiadis’ specific qualifications, experience, skills and expertise include:

•
Core business skills, including financial and strategic planning;
•
Operating and management experience;
•
A deep understanding of the cannabis industry; and
•
Finance, financial reporting and analysis expertise.

Jeffrey Goldman

Jeffrey Goldman joined Green Thumb as a Director in October 2022. Since October 1998, Mr. Goldman has served as Vice President of Carol’s Cookies, Inc., a family-owned business founded in 1979 by his mother, where he has delivered double-digit growth annually by successfully partnering with Fortune 500 companies such as Whole Foods Market, Sprouts and Sysco Foodservice. In addition to his leadership role with Carol’s Cookies, from 1999 until 2018, Mr. Goldman served as Vice President of Reed-Union Corporation, the former owner and marketer of top selling automotive appearance products, which he left after orchestrating the sale of its brands to Energizer Holdings. At Reed-Union, he led domestic as well as international sales, helping to make its Nu Finish brand the top-selling brand in its category in the U.S., Canada and Australia. Mr. Goldman also serves as an active member of the board of directors of the Judd Goldman Adaptive Sailing Program, which annually helps teach 1,000 people with disabilities how to sail on the open waters of Lake Michigan. He graduated summa cum laude from Tulane University with a degree in Psychology.

Key experience, qualifications, attributes and skills: Mr. Goldman’s specific qualifications, experience, skills and expertise include:

•
Core business skills, including financial and strategic planning;
•
Marketing expertise and a deep understanding of brand development;
•
Operating and management experience; and
•
Finance, financial reporting and analysis expertise.

Benjamin Kovler

Benjamin Kovler founded Green Thumb Industries Inc. in 2014. He has been Chairman since 2014 and Chief Executive Officer from 2014 through year-end 2017 and since August 2018. As of November 5, 2024, Mr. Kovler also serves as Interim CEO and Chairman of Agrify Corporation. In his capacity as Interim CEO, he also serves as principal executive, and until March 24, 2025, as chief financial and accounting officer. Mr, Kovler is frequently featured as a cannabis industry thought leader in media outlets such as Bloomberg, Barron’s, Business Insider, CNBC and Forbes. He previously served on the boards of directors of Springbig, Inc., a cannabis marketing platform from January 2018 until December 2022, and The Cann + Botl Company, a privately held cannabis-infused beverage company, from December 2020 to December 2022. He is also co-founder of Invest For Kids, a not-for-profit organization that hosts an annual investment ideas conference to benefit underserved young people in Chicago. Founded in 2009, Invest For Kids has raised nearly $23 million, 100% of which has supported over 105 organizations dedicated to improving the lives of Chicago’s youth. Benjamin brings his extensive experience managing complex operating companies and deep commitment to philanthropy. He earned a Bachelor of Arts in philosophy, politics and economics from Pomona College and a Master of Business Administration in accounting and finance from The University of Chicago.

Key experience, qualifications, attributes and skills: Mr. Kovler’s specific qualifications, experience, skills and expertise include:

• Core business skills, including financial and strategic planning; • Capital markets expertise; • A deep understanding of our company and the industry; and • Operating and management experience.

Ethan Nadelmann

Ethan Nadelmann joined the Green Thumb board as Director in April 2023. Mr. Nadelmann has been deeply involved in cannabis policy and cannabis policy reform advocacy for over 35 years. He is the founder, host and executive producer of PSYCHOACTIVE, a podcast addressing cannabis and other drug issues. He is the founder of both the Drug Policy Alliance, a nonprofit organization where he was executive director from 2000 until 2017, and, prior to that, The Lindesmith Center, an Open Society Institute project that he directed from 1994 to 2000. He has been responsible for transforming public and elite opinion as well as state, federal and foreign cannabis and other drug policies through assorted advocacy efforts, including overseeing ballot initiatives and legislative efforts in the USA to legalize cannabis for medical and adult use purposes. Mr. Nadelmann co-founded the International Harm Reduction Development program of the Open Society Foundations (“OSF”) and served on its advisory board as well as that of the OSF’s Global Drug Policy Program. He served as a professor of politics and public affairs at Princeton University from 1987 to 1994. Mr. Nadelmann is the author of two books on the internationalization of criminal law enforcement (Cops Across Borders and, with Peter Andreas, Policing the Globe) and has published in top academic journals, policy journals and political publications. Mr. Nadelmann received his BA, JD, and PhD from Harvard University and a master’s degree in international relations from the London School of Economics.

Key experience, qualifications, attributes and skills: Mr. Nadelmann’s specific qualifications, experience, skills and expertise include:

•
Cannabis industry expertise;
•
Drug policy expertise and advocacy; and
•
Operating and management experience.

Richard Reisin

Richard Reisin joined the Green Thumb board as a Director in September 2023, and became chair of the Audit Committee in December 2023. From July 2015 to November 2020, Mr. Reisin served as Executive Vice President and Director at Carylon Corporation, a national organization of industry-leading, regional operating companies that offer a wide range of specialized services including sewer maintenance, industrial services, and water management for municipalities, utilities, and industrial companies. Prior to that, beginning in 1997, Mr. Reisin was a CPA at Ostrow Reisin Berk & Abrams, Ltd., where he specialized in accounting, audit, tax, and consulting services for privately held businesses in a variety of industries including construction, distribution, broker dealers, manufacturing, and service businesses, ultimately serving as a Director until June 2015. Due to his detailed, proactive approach to providing unique solutions, Mr. Reisin was named a FIVE STAR Wealth Manager by Chicago magazine in 2010, 2011, 2012, 2013 and 2014. Mr. Reisin graduated from Indiana University with a Bachelor of Science in Finance.

Key experience, qualifications, attributes and skills: Mr. Reisin’s specific qualifications, experience, skills and expertise include:

•
Core business skills, including financial and strategic planning;
•
Audit and accounting experience; and
•
Operating and management experience.

Hannah (Buchan) Ross

Hannah (Buchan) Ross joined the Green Thumb board as a Director in September 2023. She has served as the Chief Operating Officer of Edie Parker, a lifestyle brand merging the worlds of fashion and cannabis since 2022- spearheading that company’s growth. Since December 2017, Ms. Ross has also been a Partner at Beehouse LLC, an investment firm focused on the U.S. legal cannabis industry. From September 2020 to February 2021, she served as the interim Chief Executive Officer for Lowell Herb Co. She has over five years of experience investing in public and private cannabis companies across various growth stages and capital structures, beginning her career in the Investment Banking Division at Goldman Sachs. Ms. Ross is a member of the Forbes 30 Under 30 class of 2022. She has served on the boards of Beehouse Justice Initiative and the Edie Parker Foundation, both 501(c)(3) status organizations focused on healing the harms caused by the unequal enforcement of cannabis prohibition, since September 2019 and September 2022, respectively. Ms. Ross received a Bachelor of Arts, magna cum laude, from the University of Pennsylvania.

Key experience, qualifications, attributes and skills: Ms. Ross’ specific qualifications, experience, skills and expertise include:

•
Core business skills, including financial and strategic planning;
•
Cannabis industry experience;
•
Capital markets experience;
•
Finance, financial reporting and analysis expertise; and
•
Operating and management experience.

The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby “FOR” (i) setting the number of directors at seven and (ii) the election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Advance Notice Policy

The Articles include an advance notice policy for the nomination for election of directors (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Chief Executive Officer.

To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual meeting of shareholders (including an annual and special meeting), not less than thirty (30) days prior to the date of the annual meeting of shareholders, provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made, provided that, in either instance, if Notice-and-Access (as defined in Canadian National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for delivery of proxy related materials in respect of a meeting described above, and the date of such first public announcement in respect of the meeting is not less than 50 days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the 40th day before the applicable meeting. The Articles also prescribe the proper written form for a Nominating Shareholder’s notice.

In addition to satisfying the requirements under the Articles described above, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2026. However, if the date of the 2026 Annual General Meeting is more than 30 days before or after the anniversary of the date of the Meeting, then such notice must be delivered by the later of (x) the 10th day following the day we first publicly announce the date of the 2026 Annual General Meeting and (y) the date which is 60 days prior to the date of the 2026 Annual General Meeting.

The chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the Articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board may, in their sole discretion, waive any requirement in the Advance Notice Policy.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

To the Company’s knowledge, no proposed director is or, within the ten (10) years prior to the date of this proxy statement, has been, a director, Chief Executive Officer or Chief Financial Officer of any company (including the Company) that: (i) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than thirty (30) consecutive days (an “order”); or (ii) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, Chief Executive Officer or Chief Financial Officer.

To the Company’s knowledge, no proposed director is or, within the ten (10) years prior to the date hereof, has been, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the Company’s knowledge, no proposed director has, during the ten (10) years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the proposed director.

Certain Relationships, Related Transactions and Policy Regarding Related Party Transactions

Policy Regarding Related Party Transactions

The Company and certain of its subsidiaries from time-to-time enter into transactions with certain “related parties.” The Company has adopted a Related Party Transactions Policy, which requires that employees, officers and directors report to the General Counsel (or chief legal officer) any activity that would cause or appear to cause a conflict of interest on his or her part. Related parties include any person who is or was (since the beginning of the last fiscal year, even if such person does not presently serve in that role) an executive officer, director or nominee for director of the Company, any shareholder owning more than 5% of any class of the Company’s voting securities or an immediate family member, as defined in the Related Party Transactions Policy, of any such person.

Under the Related Party Transactions Policy, a related party transaction includes any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which:

•
the Company or any of its subsidiaries is or will be a participant;
•
the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year; and
•
any related party has or will have a direct or indirect material interest.

Pursuant to the Related Party Transactions Policy, any potential related party transaction that requires approval will be reviewed by the audit committee of the Board (the “Audit Committee”), and the Audit Committee will consider such factors as it deems appropriate to determine whether to approve, ratify or disapprove the related party transaction. The Audit Committee may approve the related party transaction only if it determines in good faith that, under all of the circumstances, the transaction is in the best interests of the Company and its shareholders.

Certain Relationships and Related Transactions

In addition to the compensation arrangements discussed under “Compensation Discussion and Analysis,” “Compensation Tables” and “Director Compensation,” below, since January 1, 2024, the Company has entered into or maintained the following related party transactions:

Lease Agreements. During 2024, the Company has continued or entered into several related party transactions with respect to lease agreements as follows:

•
Mosaic Real Estate, LLC owns a building located at 7900 Fenton Street, Silver Spring, Maryland and leased to GTI Maryland, LLC, which operates a Rise dispensary in the building. The lease commenced on June 14, 2017 for a 7-year term, which was extended to 10 years in March of 2021, and rent payments were approximately $250,500 for the year ended December 31, 2024. Our former director, Wendy Berger (until June 12, 2024), is a principal of WBS Equities, LLC, which is the Manager of Mosaic Real Estate, LLC. Additionally, Mosaic Real Estate, LLC is owned in part by Ms. Berger (through a revocable trust), Benjamin Kovler, our Chairman and Chief Executive Officer (through a wholly-owned entity), and Anthony Georgiadis, our President and director (through a wholly-owned entity).
•
Mosaic Real Estate Sparks, LLC owns a building located at 9650 Pyramid Highway, Sparks, Nevada and leased to JG Retail Services NV, LLC, an entity that has entered into a services agreement for GTI Nevada, LLC to operate a Rise dispensary in the building. The lease commenced on July 21, 2017 for a 15-year term, and rent payments were approximately $261,100 for the year ended December 31, 2024. Ms. Berger is a principal of WBS Equities, LLC, which is the Manager of Mosaic Real Estate Sparks, LLC. Additionally, Mosaic Real Estate Sparks, LLC is owned in part by Ms. Berger (through a revocable trust) and Mr. Georgiadis (through a wholly-owned entity). The Company has an option to purchase the building at a pre-determined price.
•
Mosaic Real Estate Amherst, LLC owned a building located at 169 Meadow Street, Amherst, Massachusetts and leased to RISE Holdings, Inc., which operated a Rise dispensary in the building. The lease commenced on July 14, 2017 for a 15-year term, and rent payments were approximately $76,300 for the year ended December 31, 2024. Ms. Berger is a principal of WBS Equities, LLC, which is the Manager of Mosaic Real Estate Amherst, LLC. Additionally, Mosaic Real Estate Amherst, LLC is owned in part by Ms. Berger (through a revocable trust), Mr. Kovler (through a wholly-owned entity), and Mr. Georgiadis (through a wholly-owned entity). On December 17, 2024, the Company purchased the building through a wholly-owned subsidiary, 169 Meadow Street, LLC, at a purchase price of $654,481.

Transactions with Agrify Corporation. On November 5, 2024, the Company, through its indirectly wholly-owned subsidiary RSLGH, LLC (“RSLGH”) purchased a significant equity interest and pre-funded warrants in Agrify Corporation (“Agrify”), a Nevada corporation with common stock traded on Nasdaq and Mr. Kovler was appointed as the Chairman and Interim Chief Executive Officer of Agrify. In addition, Armon Vakili, our Vice President - Strategic Initiatives and Partnership, joined the Board of Agrify. Following this investment, the Company engaged in the following transactions with Agrify:

•
Convertible Note. On November 5, 2024, Agrify issued a secured convertible note (the “Agrify Note”) to RLSGH. The Agrify Note is a secured obligation and ranks senior to all of our indebtedness. The Agrify Note will mature on November 5, 2025 and has a 10.0% annualized interest rate, with interest to be paid on the first calendar day of each September and March while the Agrify Note is outstanding, in cash, beginning January 1, 2025. The principal amount of the Agrify Note will be payable on its maturity date. The Agrify Note provides for advances of up to $20.0 million in the aggregate, of which $10.0 million was advanced upon issuance. If RLSGH elects to convert the Agrify Note, the conversion price per share will be $3.158, subject to customary adjustments for certain corporate events. The conversion of the Agrify Note will be subject to certain customary conditions and the receipt of stockholder approval to the extent necessary under Nasdaq listing rules.
•
Sale of Shares to Chairman and Interim Chief Executive Officer. On November 21, 2024, Agrify completed the private placement to institutional investors and other accredited investors of (i) 203,988 shares of Agrify common stock, and (ii) pre-funded warrants to purchase up to an aggregate of 949,515 shares of common stock, in a private placement offering. The purchase price for one share of Common Stock was $22.30. Mr. Kovler participated in the private placement to purchase 10,000 shares of Common Stock on the same terms as other investors except for a purchase price of $38.76 per share, pursuant to applicable Nasdaq listing rules.
•
Shared Services Agreement. In connection with the Company’s investment in Agrify, Vision Management Services, LLC (“VMS”), a wholly-owned subsidiary of the Company, entered into a Shared Services Agreement with Agrify whereby VMS agreed to provide corporate and operational support to Agrify in exchange for fees based on the services provided. For 2024, VMS provided services to Agrify valued at $225,655.

Indebtedness of Directors, Executive Officers and Employees

No individual who is, or at any time during the most recently completed fiscal year of the Company was, a director or executive officer of the Company, and no proposed nominee for election as a director of the Company, or any associate of any such director, executive officer or proposed nominee: (i) is or at any time since the beginning of the Company’s most recently completed fiscal year has been, indebted to the Company or any of its subsidiaries; or (ii) whose indebtedness to another entity is, or at any time since the beginning of the Company’s most recently completed fiscal year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

Requirements under the Business Corporations Act (British Columbia)

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:

•
is a party to the contract or transaction;
•
is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or
•
has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Interests of Management of the Company and Others in Material Transactions

Other than as described elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended December 31, 2024 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SETTING OF THE NUMBER OF DIRECTORS AT SEVEN AND THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN PROPOSALS NO. 1 AND 2.

PROPOSAL NO. 3 – VOTE TO APPROVE, ON AN ADVISORY BASIS,

OUR EXECUTIVE COMPENSATION

We believe that our executive compensation program and policies are designed to align the interests of management with the long-term interests of our shareholders. The Company strives to provide clear and concise disclosure regarding its approach to compensation and to demonstrate how executive compensation is linked to the performance of the Company. Detailed information regarding our executive compensation program and policies, as well as the compensation of the NEOs (as that term is defined under “Compensation Discussion and Analysis” below) is set out below in the section entitled “Compensation Discussion and Analysis” and “Compensation Tables” below. We urge shareholders to read these sections including the related narrative and tabular compensation disclosure included in this proxy statement.

As required by Section 14A of the Exchange Act, we are seeking a vote on an advisory (non-binding) basis to approve the compensation of the NEOs as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal (and sometimes referred to herein as the “Say-on-Pay Proposal”), gives shareholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies.

At the Meeting, shareholders will be asked to approve, on an advisory (non-binding) basis, a resolution in the form set out below, subject to such amendments, variations or additions as may be approved at the Meeting, to approve the Company’s executive compensation program and policies.

The text of the resolution to be submitted to shareholders at the Meeting is set out below:

“BE IT RESOLVED THAT the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the Company’s proxy statement for the Company’ 2025 Annual and Special Meeting of Shareholders, is hereby approved on a non-binding advisory basis.”

Required Vote

You may select “For”, “Against” or “Abstain” with respect to the Say-on-Pay Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the Say-on-Pay Proposal.

While this advisory vote on the compensation of the NEOs is not binding on the Company, the Board or the compensation committee of the Board (“Compensation Committee”), we value the opinions of our shareholders. Accordingly, the Board and the Compensation Committee will consider the outcome of this advisory vote when considering future compensation policies, procedures and decisions with respect to our NEOs. The Company expects to hold its next “say-on-pay” vote at its 2026 annual meeting of shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SAY-ON-PAY PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote “FOR” the Say-on-Pay Proposal.

PROPOSAL NO. 4 – RE-APPOINTMENT AND REMUNERATION OF AUDITORS

The members of our Audit Committee and our Board believe the re-appointment of Baker Tilly US, LLP (“Baker Tilly”) as our auditor is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of Baker Tilly are expected to attend the Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Principal Audit Fees and Services

Baker Tilly has served as our independent registered public accounting firm since May 13, 2021. The engagement of Baker Tilly was approved by the Audit Committee and the Board.

Aggregate fees billed by our independent auditors, Baker Tilly, for the fiscal years ended December 31, 2024 and December 31, 2023 are detailed in the table below.

	2024 ($)	2023 ($)
Audit Fees(1)	1,429,942	1,088,698
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees Paid	1,429,942	1,088,698

Notes:

(1)
Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements.

Pre-approval Policies and Procedures

Our Audit Committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our auditor provides to us. This policy requires that all services received from our auditor be approved in advance by the Audit Committee. The Audit Committee has delegated pre-approval responsibility to the Chair of the Audit Committee with respect to non-audit related fees and services.

Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of our auditor’s independence in the conduct of their auditing functions.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Green Thumb Industries Inc. under the Securities Act of 1933, as amended, or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Company’s Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

The Audit Committee has reviewed and discussed with our management and Baker Tilly US, LLP (“Baker Tilly”), the Company’s independent registered public accounting firm, our audited financial statements and management’s and Baker Tilly’s evaluations of our internal control over financial reporting. Further, the Audit Committee has discussed with Baker Tilly the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with Baker Tilly its independence, and received from Baker Tilly the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with Baker Tilly, with and without management present, the scope and results of Baker Tilly’s audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Audit Committee of the Board

Richard Reisin (Chair)

Dawn Wilson Barnes

Jeffrey Goldman

Hannah (Buchan) Ross

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION RE-APPOINTING BAKER TILLY AS AUDITORS FOR THE COMPANY AND THE AUTHORIZATION OF THE BOARD TO FIX THE AUDITORS’ REMUNERATION AND TERMS OF ENGAGEMENT. The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR the resolution re-appointing Baker Tilly as auditors of the Company for the ensuing year and to authorize the directors to fix Baker Tilly’s remuneration and terms of engagement.

PROPOSAL NO. 5 – VOTE TO APPROVE AMENDMENT TO THE STOCK AND INCENTIVE PLAN

The Board believes that participation in the Green Thumb Industries Inc. 2018 Stock and Incentive Plan, as amended by Amendment No.1 thereto dated August 30, 2019, Amendment No. 2 thereto dated April 7, 2023, and Amendment No. 3 thereto dated September 9, 2024 (as so amended, the “Stock and Incentive Plan”) by our employees, officers, consultants, advisors and directors promotes the long-term success of the Company’s business and the creation of shareholder value, by providing them with an incentive to exert their maximum effort toward achieving that success and value. We have long recognized that having an ownership interest in the Company is critical to aligning the financial interests of our employees with the interests of our shareholders. We also actively compete for highly qualified employees. Our equity compensation program is a vital component of our strategy to attract and retain key individuals, and to support our overall compensation approach, that is conservative on cash while providing meaningful long-term incentive opportunities through equity compensation.

The Compensation Committee has recommended, and the Board has approved, the amendment to the Stock and Incentive Plan that is subject to this Proposal No. 5, subject to approval by our shareholders at the Meeting.

Summary of Proposed Changes

As proposed for approval, the amendment to the Stock and Incentive Plan will increase the number of Subordinate Voting Shares that may be issued under all awards granted under the Stock and Incentive Plan from 10% of the Outstanding Share Number, to 15% of the Outstanding Share Number. If approved, we expect to use the additional authorized Subordinate Voting Shares for continued equity grants to employees, officers, consultants, advisors and directors.

Reasons for Amendment

We are proposing this amendment to the Stock and Incentive Plan as it is our sole vehicle for making equity awards to our employees, officers, consultants, advisors and directors. Our ability to attract, motivate and retain high-performing individuals in these roles is vital to our ability to compete successfully in the market and to increase shareholder value. We believe our ability to grant equity incentives as an element of compensation is essential for us to remain competitive in attracting and retaining such employees, officers, consultants, advisors and directors. We believe equity incentives motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. Moreover, equity incentives align the interests of the selected employees, officers, consultants, advisors and directors with the interests of our shareholders; when the Company performs well, employees, officers, consultants, advisors and directors who have received equity awards are rewarded along with other shareholders.

As the Stock and Incentive Plan is the only plan under which we can grant equity incentives, maintaining its viability by increasing the number of Subordinate Voting Shares available for grant is essential for us to give us the flexibility to be able to continue to use equity incentives to attract, motivate and retain the employees, consultants, and directors necessary for our future success. Without this amendment, we believe that the Subordinate Voting Shares available for grant under the Stock and Incentive Plan will be insufficient to meet our anticipated recruiting and retention needs.

As of April 10, 2025, under the Stock and Incentive Plan, (i) Subordinate Voting Shares remained available for future awards; (ii) 8,146,072 Subordinate Voting Shares were subject to outstanding Options (as defined under the heading “Security Based Compensation Arrangements” below) with a weighted average exercise price of $12.34 per share and a weighted average term to scheduled expiration of 3.89 years; and (iii) 11,034,593 Subordinate Voting Shares were subject to unvested restricted share units (“RSUs”). The proposed increase, together with the Subordinate Voting Shares available under the Stock and Incentive Plan as of April 10, 2025, will make approximately 16,367,934 Subordinate Voting Shares available for grant in 2025 and beyond. We believe that this increase is necessary and reasonable for us to maintain annual equity programs over the next several years. We seek to maximize shareholder value by granting only the number of equity awards necessary to attract, retain and reward key employees, consultants, and directors, which amount can vary from year to year. The number of Subordinate Voting Shares used will vary based on the stock price and on the positions receiving grants each year. Having a sufficient number of Subordinate Voting Shares available under the Stock and Incentive Plan will allow us to continue our overall compensation approach, which continues to be conservative on cash while providing meaningful long-term incentive opportunities through equity compensation. This is particularly important given the restrictions on cannabis companies’ access to capital given the continued federal illegality of cannabis.

Overall, the Board believes that this amendment to the Stock and Incentive Plan promotes important corporate goals and is therefore in the best interests of the Company’s shareholders. The amendment to the Stock and Incentive Plan will provide the Company with the Subordinate Voting Shares necessary to offer effective equity incentives, which are essential for the Company to attract, motivate and retain employees and to align the Company’s compensation with our shareholders’ interests.

Stock and Incentive Plan Highlights

Some of the key features of the Stock and Incentive Plan, as proposed to be amended by the Amendment Proposal, that reflect the Company’s commitment to effective management of equity compensation are as follows:

•
No Repricing. The exercise price of Options and stock appreciation rights (“SARs”) will not be less than the fair market value (as determined under the Stock and Incentive Plan) of the shares at the time of grant, unless the Compensation Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction. Shareholder approval is required for any repricing transaction.
•
No Automatic “Single Trigger” Vesting. The Stock and Incentive Plan does not contain an automatic single-trigger vesting provision that would accelerate awards solely upon a change-in-control (as defined in the Stock and Incentive Plan).

Description of the Stock and Incentive Plan

A description of the provisions of the Stock and Incentive Plan, as proposed to be amended by the Plan Amendment, is set forth under the heading “Security Based Compensation Arrangements—Summary of Terms and Conditions of the Stock and Incentive Plan” below. That summary is qualified in its entirety by the detailed provisions of the Stock and Incentive Plan. A copy of the Stock and Incentive Plan, with the proposed amendments included in the Amendment Proposal marked, has been filed with the SEC with this proxy statement and is attached hereto as Appendix B. Any shareholder who wishes to obtain a printed copy of the Stock and Incentive Plan may do so by written request to our Corporate Secretary at Green Thumb Industries Inc., 325 West Huron Street, Suite 700, Chicago, Illinois 60654.

Proposal

At the Meeting, shareholders will be asked to approve a resolution in the form set out below, subject to such amendments, variations or additions as may be approved at the Meeting, to approve the Amendment Proposal.

The text of the resolution to be submitted to shareholders at the Meeting is set out below:

“BE IT RESOLVED THAT the Amendment Proposal, as described in Proposal No. 5 and attached as Appendix B of the Company’s Proxy Statement for the Company’s 2025 Annual and Special Meeting of Shareholders, be, and it hereby is, approved”.

Vote Required

You may select “For”, “Against” or “Abstain” with respect to the Amendment Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the Amendment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote “FOR” the Amendment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares as of April 15, 2025 for (i) each member of the Board of Directors, (ii) each NEO (as defined under “Compensation Discussion and Analysis” below), (iii) each person known to the Company and expected to be the beneficial owner of more than 5% of the Company’s securities and (iv) the members of the Board and the named executive officers of the Company as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership of within 60 days. Except as indicated, all shares of the Company’s securities are owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o Green Thumb Industries Inc., 325 West Huron Street, Suite 700, Chicago, Illinois 60654.

	Subordinate Voting Shares(1)		Multiple Voting Shares		Super Voting Shares		Total(2)		Voting(3)
Name, Position and Address of Beneficial Owner	Number Beneficially Owned	% of Total Subordinate Voting Shares	Number Beneficially Owned	% of Total Multiple Voting Shares	Number Beneficially Owned	% of Total Super Voting Shares	Total Number of Capital Stock Beneficially Owned	% of Total Capital Stock	% of Voting Capital Stock
Dawn Wilson Barnes, Director	42,811	*	—	—	—	—	42,811	*	*
Mathew Faulkner, Chief Financial Officer	262,833	*	1,814	4.8%	—	—	444,233	*	*
Anthony Georgiadis(4) Director and President	535,517	*	—	—	40,604	19.6%	4,595,917	1.9%	9.7%
Jeffrey Goldman(5) Director	1,741,463	*	—	—	—	—	1,741,463	*	*
Benjamin Kovler(6) Chairman and Chief Executive Officer	714,868	*	—	—	143,254	69.3%	15,040,268	6.3%	34.0%
Bret Kravitz, General Counsel and Secretary	298,038	*	302	*	—	—	328,238	*	*
Ethan Nadelmann, Director	36,434	*	—	—	—	—	36,434	*	*
Richard Reisin(7) Director	105,670	*	—	—	—	—	105,670	*	*
Hannah (Buchan) Ross, Director	39,924	*	—	—	—	—	39,924	*	*
All Board directors and executive officers as a group	3,777,558	1.8%	2,116	5.6%	183,858	89.0%	22,374,958	9.4%	44.4%
Andrew Grossman(8)	714,594	*	—	—	22,832	11.0%	2,997,794	1.3%	5.6%
BF CA Holdings 2016 LLC(9)	—	—	2,246	6.0%	—	—	224,600	*	*
BF REMS Holdings 2016 LLC(9)	500,000	*	9,704	25.8%	—	—	1,470,400	*	*
Donald Russell Capital LLC(10)	—	—	11,911	31.7%	—	—	1,191,100	*	*
Medical Herbal Solutions LLC(11)	—	—	5,700	15.2%	—	—	570,000	*	*
Nomura Holdings, Inc.(12)	10,724,878	5.0%	—	—	—	—	10,724,878	4.5%	2.5%
Eminence Capital, LP(13)	21,151,578	9.95%	—	—	—	—	21,151,578	8.9%	5.0%
ZLD Capital LLC(14)	—	—	2,264	6.0%	—	—	226,400	*	*

* Less than 1%

(1)
Includes Subordinate Voting Shares subject to Options that are or become exercisable within 60 days of April 15, 2025, and shares underlying RSUs that are scheduled to vest within 60 days of April 15, 2025, and shares underlying warrants exercisable within 60 days of April 15, 2025 as follows:

	Stock Options	RSUs	Warrants
Dawn Wilson Barnes	—	—	—
Wendy Berger	—	—	—
Mathew Faulkner	182,898	—	—
Anthony Georgiadis	369,031	—	283
Jeffrey Goldman	20,654	—	—
Benjamin Kovler	430,778	—	234
Bret Kravitz	132,083	—	—
Ethan Nadelmann	—	—	—
Richard Reisin	—	—	—
Hannah (Buchan) Ross	—	—	—
Andrew Grossman	423,413	—	233

Of the warrants to purchase Subordinate Voting Shares reported for Mr. Kovler, 234 are held by KP Capital, LLC. Of the warrants to purchase Subordinate Voting Shares reported for Mr. Georgiadis, 221 are held by ABG LLC (which is 50% owned by Mr. Georgiadis and 50% owned by a third party) and 62 are held by Three One Four Holdings LLC. Of the warrants to purchase Subordinate Voting Shares reported for Mr. Grossman, 233 are held by AG Funding Group, LLC.

(2)
Total share values are on an as-converted basis.
(3)
The voting percentages differ from the beneficial ownership percentages in the total capital stock because the Company’s classes of securities have different voting rights.
(4)
Includes 18,364 Subordinate Voting Shares and 1,589 Super Voting Shares held by ABG LLC (which is 50% owned by Mr. Georgiadis and 50% owned by a third party), and 1,728 Subordinate Voting Shares and 1,333 Super Voting Shares held by Three One Four Holdings LLC.
(5)
Includes 45,013 Subordinate Voting Shares held by Peter D. Goldman Trust and 294,718 Subordinate Voting Shares held by Amy B. Goldman Trust.
(6)
Includes 158,130 Subordinate Voting Shares and 80,642 Super Voting Shares held by Outsiders Capital LLC. Includes 66 Subordinate Voting Shares held by KP Capital, LLC. Includes 5,000 Super Voting Shares held by BK 2021 Descendant Trust.
(7)
Includes 70,285 Subordinate Voting Shares held by Richard A. Reisin Revocable Trust.
(8)
Mr. Grossman is the Executive Vice President of Capital Markets and Investor Relations.
(9)
Based solely on reporting from the Company’s transfer agent. Address: 2010-300 E. Lombard Street, Baltimore, Maryland 22012.
(10)
Based solely on reporting from the Company’s transfer agent. Address: 520 Coconut Isle Dr., Fort Lauderdale, FL 33301.
(11)
Based solely on reporting from the Company’s transfer agent. Address: PH 60—60 Hendricks Isle, Fort Lauderdale, Florida 33301.
(12)
The source of this information is a Schedule 13G/A filed on November 14, 2024 with the SEC disclosing beneficial ownership of our Subordinate Voting Shares by Nomura Global Financial Products, Inc. and its related companies. Nomura Global Financial Products, Inc. and its related companies stated in their Schedule 13G that they have sole dispositive power for none of the shares, shared dispositive power for 10,724,878 of the shares, sole voting power for none of the shares, and shared voting power for 10,724,878 shares.
(13)
The source of this information is a Schedule 13G filed on February 14, 2025 with the SEC disclosing beneficial ownership of our Subordinate Voting Shares by Eminence Capital, LP that they have sole dispositive power for none of the shares, shared dispositive power for 21,151,578 of the shares, sole voting power for none of the shares, and shared voting power for 21,151,578 of the shares.
(14)
Based solely on reporting from the Company’s transfer agent. Address: 2311 North Andrews Avenue, Fort Lauderdale, Florida 33311.

SECURITY BASED COMPENSATION ARRANGEMENTS

Equity Compensation Plan Information

On June 11, 2018, shareholders approved the Stock and Incentive Plan. The Stock and Incentive Plan permits the grant of: (i) nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs”) (collectively, “Options”); (ii) restricted stock awards; (iii) RSUs; (iv) SARs; and (v) performance compensation awards, which are referred to herein collectively as “Awards,” as more fully described below.

The following table sets out information as of December 31, 2024 with respect to the Stock and Incentive Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding Options, warrants and rights	(b) Weighted-average exercise price of outstanding Options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	8,238,472	$10.10	7,660,986
Equity compensation plans not approved by security holders	Nil	Nil	Nil
TOTAL	8,238,472	$10.10	7,660,986

Notes:

(1)
The maximum number of Subordinate Voting Shares issuable under the Stock and Incentive Plan of the Company as of December 31, 2024 was 23,577,768, representing 10% of the number of the issued and Outstanding Share Number.

At December 31, 2024, the following Awards were outstanding under the Stock and Incentive Plan: (i) a total of 8,238,472 Options, representing approximately 3.5% of the then Outstanding Share Number; and (ii) a total of 7,678,310 RSUs, representing approximately 3.3% of the then Outstanding Share Number. As of December 31, 2024, an aggregate of 7,660,986 Subordinate Voting Shares remained available for issuance under the Stock and Incentive Plan, representing approximately 3.2% of the then Outstanding Share Number.

Summary of Terms and Conditions of the Stock and Incentive Plan

Purpose of the Stock and Incentive Plan

The purpose of the Stock and Incentive Plan is to enable the Company and its affiliated companies to: (i) promote and retain employees, officers, consultants, advisors and directors capable of assuring the future success of the Company; (ii) to offer such persons incentives to put forth maximum efforts; and (iii) to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and shareholders.

Eligible Persons

Any of the Company’s employees, officers, directors, consultants (who are natural persons) are eligible to participate in the Stock and Incentive Plan if selected by the Compensation Committee (as defined herein) (the “Participants”). The basis of participation of an individual under the Stock and Incentive Plan, and the type and amount of any Award that an individual will be entitled to receive under the Stock and Incentive Plan, will be determined by the Compensation Committee based on its judgment as to the best interests of the Company and its shareholders, and therefore cannot be determined in advance.

The maximum number of Subordinate Voting Shares that may be issued under the Stock and Incentive Plan shall be determined by the Board from time to time, but in no case shall exceed, in the aggregate, 10% of the Outstanding Share Number; provided that, if the shareholders approve the Amendment Proposal at the Meeting, in no case shall such number exceed, in the aggregate, 15% of the Outstanding Share Number. Notwithstanding the foregoing, a maximum of 20,000,000 Subordinate Voting Shares may be issued as ISOs, subject to adjustment as provided in the Stock and Incentive Plan. Any shares subject to an Award under the Stock and Incentive Plan that are forfeited, cancelled, expire unexercised, exercised, settled in cash, used or withheld to satisfy tax withholding obligations of a Participant, or, in the case of RSUs, vested, shall again be available for Awards under the Stock and Incentive Plan.

In the event of any dividend, recapitalization, forward or reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Subordinate Voting Shares or other securities of the Company, issuance of warrants or other rights to acquire Subordinate Voting Shares or other securities of the Company, or other similar corporate transaction or event, which affects the Subordinate Voting Shares, or unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, the Compensation Committee may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Stock and Incentive Plan, to: (i) the number and kind of shares which may thereafter be issued in connection with Awards; (ii) the number and kind of shares issuable in respect of outstanding Awards; (iii) the purchase price or exercise price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; and (iv) any share limit set forth in the Stock and Incentive Plan.

Description of Awards

Pursuant to the Stock and Incentive Plan, the Company is authorized to issue the following types of Awards to Participants: (i) Options; (ii) restricted stock awards; (iii) RSUs; (iv) SARs; and (v) performance compensation awards, as more fully described below.

(a)
Options

The Compensation Committee is authorized to grant Options to purchase Subordinate Voting Shares that are either ISOs meaning they are intended to satisfy the requirements of Section 422 of the U.S. Internal Revenue Code of 1986) (the “Code”), or NQSOs, meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Stock and Incentive Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the Stock and Incentive Plan, unless the Compensation Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the Stock and Incentive Plan) of the shares at the time of grant. Options granted under the Stock and Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an Option granted under the Stock and Incentive Plan will be ten years from the date of grant (or five years in the case of an ISO granted to a 10% shareholder). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) or by such other method as the Compensation Committee may determine to be appropriate.

(b)
SARs

An SAR entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of Subordinate Voting Shares from the date of the grant of the SAR and the date of exercise payable in Subordinate Voting Shares. Any grant may specify a vesting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years from the grant date. Upon a Participant’s termination of service, the same general conditions applicable to Options as described above would be applicable to the SAR.

(c)
RSUs

RSUs are granted in reference to a specified number of Subordinate Voting Shares and entitle the holder to receive, on achievement of specific performance goals established by the Compensation Committee, after a period of continued service with the Company or its affiliates or any combination of the above as set forth in the applicable award agreement, one Subordinate Voting Share for each such Subordinate Voting Share covered by the RSU; provided, that the Compensation Committee may elect to pay cash, or part cash and part Subordinate Voting Shares in lieu of delivering only Subordinate Voting Shares. The Compensation Committee may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of the RSUs will be forfeited.

(d)
Restricted Stock

A restricted stock award is a grant of Subordinate Voting Shares, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the Participant for each Subordinate Voting Share subject to a restricted stock award. The Compensation Committee may condition the expiration of the restriction period, if any, upon: (i) the Participant’s continued service over a period of time with the Company or its affiliates; (ii) the achievement by the Participant, the Company or its affiliates of any other performance goals set by the Compensation Committee; or (iii) any combination of the above conditions as specified in the applicable award agreement. If the specified conditions are not attained, the Participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Subordinate Voting Shares will be forfeited. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of Subordinate Voting Shares. During the restriction period, unless otherwise provided in the applicable award agreement, a Participant will have the right to vote the shares underlying the restricted stock; however, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses. The Compensation Committee may, in its discretion, accelerate the vesting and delivery of shares of restricted stock. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of a restricted stock award will be forfeited.

(e)
All Awards and Other Awards

Awards may be granted alone, in addition to, or in tandem with any other Award or any award granted under another plan of the Company or an affiliate. Awards granted in addition to or in tandem with other Awards may be granted either at the same time or at different times. The date of grant, the number of Subordinate Voting Shares, the vesting period and any other terms and conditions of Awards granted pursuant to the Stock and Incentive Plan are to be determined by the Board, subject to the express provisions of the Stock and Incentive Plan.

The Board may also grant other share-based awards to Participants pursuant to the Stock and Incentive Plan. All such awards shall be granted on terms determined by the Board and shall be subject to the approval of the Canadian Securities Exchange (“CSE”) if required.

Administration of the Stock and Incentive Plan

The Compensation Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the Stock and Incentive Plan shall be nontransferable except by will or by the laws of descent and distribution. No Participant shall have any rights as a shareholder with respect to Subordinate Voting Shares covered by Options, SARs, restricted stock awards, or RSUs, unless and until such Awards are settled in Subordinate Voting Shares.

No Option (or, if applicable, SARs) shall be exercisable, no Subordinate Voting Shares shall be issued, no certificates for Subordinate Voting Shares shall be delivered and no payment shall be made under the Stock and Incentive Plan except in compliance with all applicable laws.

Tax Withholding

The Company may take such action as it deems appropriate to ensure that all applicable federal, state, local and/or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

Amendments and Termination

Subject to the provisions of the Stock and Incentive Plan, the Board may from time to time amend, suspend or terminate the Stock and Incentive Plan, and the Compensation Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Stock and Incentive Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under the Stock and Incentive Plan without the written consent of the Participant or holder thereof. Any amendment to the Stock and Incentive Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange, and any such amendment, alteration, suspension, discontinuation or termination of an Award will be in compliance with the policies of the CSE.

For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Stock and Incentive Plan, and the Compensation Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders in order to: (i) amend the eligibility for, and limitations or conditions imposed upon, participation in the Stock and Incentive Plan; (ii) amend any terms relating to the granting or exercise of Awards; (iii) make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A of the Code); (iv) amend any terms relating to the administration of the Stock and Incentive Plan; or (v) correct any defect, supply any omission or reconcile any inconsistency in the Stock and Incentive Plan or in any Award or Award agreement.

Notwithstanding the foregoing, the Stock and Incentive Plan specifically provides that shareholder approval would be required for any amendments to the Stock and Incentive Plan or an Award that would: (i) require shareholder approval under the rules or regulations of securities exchange that is applicable to the Company; (ii) increase the number of shares authorized under the Stock and Incentive Plan; (iii) permit repricing of Options or SARs; (iv) permit the award of Options or SARs at a price less than 100% of the fair market value on the date of the grant; (v) permit Options to be transferable other than in accordance with the provisions of the Stock and Incentive Plan; (vi) amend the termination and amendment provisions of the Stock and Incentive Plan; or (vii) increase the maximum term permitted for Options and SARs under the Stock and Incentive Plan or extend the terms of any Options beyond their original expiry date.

Corporate Transactions

The Stock and Incentive Plan provides that, in the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Subordinate Voting Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Compensation Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs): (i) either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights, or (B) the replacement of the Award with other rights or property selected by the Compensation Committee or the Board, in its sole discretion; (ii) that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award agreement; or (iv) that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

GOVERNANCE

Board of Directors

Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and the performance of our Chief Executive Officer and the other officers to whom our Board has delegated authority to manage day-to-day business operations.

Biographical information on each member of the Board, including their respective ages and key qualifications, are included above under “Proposals No. 1 and 2—Election of Directors.”

The Board has adopted a Code of Ethical Business Conduct for directors, officers and employees (the “Code of Conduct”). The Code of Conduct has been filed on and is accessible through Canada’s SEDAR+ under the Company’s profile on sedarplus.ca and is also available on the Investors page of our website at gtigrows.com. The Company will, upon request at investorrelations@gtigrows.com, provide a copy of the Code of Conduct free of charge to any shareholder. Further, the Board has adopted a Disclosure and Insider Trading Policy and Related Party Transactions Policy. The information on our website is not deemed to be incorporated in this proxy statement or to be part of this proxy statement.

The Board expects its directors, officers, agents, contractors and employees to act ethically at all times and to acknowledge their adherence to the policies comprising the Code of Conduct. The Audit Committee of the Board oversees the implementation and effectiveness of the Code of Conduct, including overseeing the complaints reported on the Company’s Code of Conduct hotline and reviewing management’s plan for investigations. Any material issues regarding compliance with the Code of Conduct are required to be brought forward by management at either the Board or appropriate Board committee meetings, or are referred to the executive officers of the Company, as may be appropriate in the circumstances. The Board and/or appropriate committee or executive officers determine what remedial steps, if any, are required. Any waivers from the Code of Conduct that are granted for the benefit of a director or executive officer may be granted only by the Board (or a committee thereof, as designated by the Board). No material waiver has ever been granted under the Code of Conduct.

Each director of the Company must disclose all actual or potential conflicts of interest and refrain from voting on matters in which such director has a conflict of interest.

The Articles provide that the quorum necessary for the transaction of the business of the Board may be set by the directors and, if not so set, is deemed to be set at two (2) directors or, if the number of directors is set at one (1), is deemed to be set at one (1) director, and that director may constitute a meeting.

The Canadian Securities Administrators has issued corporate governance guidelines pursuant to Canadian National Policy 58-201—Corporate Governance Guidelines (the “Corporate Governance Guidelines”), together with certain related disclosure requirements pursuant to Canadian National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”). The Corporate Governance Guidelines are recommended as “best practices” for issuers to follow. We recognize that good corporate governance plays an important role in our overall success and in enhancing shareholder value and, accordingly, we have adopted certain corporate governance policies and practices which reflect our consideration of the recommended Corporate Governance Guidelines.

Role of the Board of Directors

Our Board is responsible for the stewardship of the Company and managing and supervising management of our business and affairs, including providing guidance and strategic oversight to management. Our Board has the authority to exercise all such powers of the Company as are not, by the BCBCA or by the Articles, required to be exercised by the shareholders of the Company.

Nomination of Directors

Our Board does not have a nominating committee. Instead, the full Board is responsible for identifying new candidates for nomination of directors to the Board. In particular, the Board considers, in addition to any other factors it deems relevant: (i) the competencies and skills that the Board considers to be necessary for the Board, as a whole, to possess; (ii) the competencies and skills that the Board considers each existing director to possess; (iii) the competencies, skills and background each nominee will bring to the Board; (iv) the time that each nominee will have available to devote to the Company’s business; and (v) whether the nominee will be an independent director. Directors are encouraged to identify potential candidates for the Board. The Company also encourages its executives to identify potential candidates to be considered for a Board position. Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address of the Company. An invitation to stand as a nominee for election to the Board will normally be made to a candidate by the Board through the Chairman of the Board or his delegate.

The Company is committed to diversity in all aspects of its business and activities, including with respect to our Board. The Company and our Board believe that diversity and inclusion foster a wide array of perspectives and help build cultures of trust, candor and respect. The Company and our Board will continue to support and encourage the recruitment and appointment of diverse candidates to Board positions. In addition to recruiting and considering director candidates, our Board annually reviews the competencies, skills and personal qualities applicable to candidates to be considered for nomination to our Board. The objective of this review is to maintain the composition of our Board in a way that provides, in the judgment of our Board, the best mix of competencies, skills and experience to provide for the overall stewardship of the Company.

Our Board has concluded that vesting the responsibility to nominate directors in the full Board, without the need for a nominating committee, is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

There have been no material changes to the process by which our shareholders may recommend candidates to be considered for nomination to our Board.

Board Leadership

Our Board has a Chair, currently our Chief Executive Officer, Mr. Kovler, who has authority, among other things, to call and preside over Board meetings. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

Risk Oversight

Our Board is responsible for the general oversight of risks that affect us and for providing oversight of our enterprise risk management. Our Board receives regular reports on our operations from our Chief Executive Officer and our President, as well as other members of management. Our Board reviews these reports and makes inquiries in their business judgment.

Our Board also fulfills its oversight role through the operations of its various committees, including our Audit Committee and Compensation Committee. Our Board receives periodic reports on each committee’s activities.

Our Audit Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC and on SEDAR+. Our Audit Committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

The Audit Committee also provides oversight of the Company’s compliance with regulatory and legal requirements and its standards of business conduct and ethics, including the risk governance and risk assessment and strategy as it relates to key risks, including strategic, legal and regulatory, financial and operational risk (including technology, information systems, privacy and cyber security). The Audit Committee receives regular reports from management regarding these matters.

Director Independence

The Board determines the independence of our directors under the corporate governance rules of the New York Stock Exchange (“NYSE”) and applicable Canadian securities laws. The independence rules of the NYSE include a series of objective tests, including that an “independent” person will not be employed by us and will not be engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. It has been determined that four of our current directors are independent persons under the independence rules of the NYSE as well as within the meaning of NI 58-101: Dawn Wilson Barnes, Ethan Nadelmann, Richard Reisin and Hannah (Buchan) Ross. Jeffrey Goldman is not independent due to compensation he received from previous consulting relationships with the Company that ended upon his initial appointment to the Board in 2022. Mr. Goldman is expected to qualify as an independent person under the independence rules of the NYSE and the meaning of NI 58-101 in July 2025, following the third anniversary of the last date he received compensation for his service as a contractor to the Company.

None of our directors are presently directors of any other reporting issuer.

Board and Committee Meetings; Executive Sessions

At regularly scheduled Board and committee meetings, directors review and discuss management reports regarding our performance, prospects and plans, as well as significant opportunities and immediate issues facing us. At least once a year, our Board also reviews management’s long-term strategic and financial plans. The Chair, in consultation with the chair of any applicable committee and other directors, as appropriate, establishes the agenda for meetings of the Board. Committee agendas and schedules are set by or in consultation with the committee chair. During the year ended December 31, 2024, our Board held six meetings, and all directors attended at least 75% of all applicable Board and committee meetings during their respective tenures.

Board members are permitted to attend our annual general meeting of shareholders. All of our current Board members attended our 2024 annual general meeting, held on June 12, 2024.

Board Committees

Audit Committee

The Audit Committee assists the Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters, as well as providing oversight on matters related to legal and regulatory compliance and risk management. The Audit Committee reviews the financial reports and other financial information that we provide to regulatory authorities and our shareholders, as well as reviews our system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

Richard Reisin is chair of the Audit Committee and has been identified as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. All members of our Audit Committee are “financially literate” and “independent” within the meaning of NYSE rules and applicable Canadian securities laws except for Mr. Goldman, as discussed above. The following chart sets forth the current composition of our Audit Committee:

Name of Member	Independent(1)	Financially Literate(2)
Dawn Wilson Barnes	Yes	Yes
Jeffrey Goldman	No	Yes
Richard Reisin	Yes	Yes
Hannah (Buchan) Ross	Yes	Yes

Notes:

(1)
A member of the Audit Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. An executive officer of the Company, such as the President or Secretary, is deemed to have a material relationship with the Company.
(2)
A member of the Audit Committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

The education and experience of each member of the Audit Committee that is relevant to the performance of his or her responsibilities as a member of the Audit Committee is described above under the heading “Proposals No. 1 and 2—Election of Directors.”

The Audit Committee’s principal duties and responsibilities include assisting the Board in discharging the oversight of: (i) the Company’s internal audit function; (ii) the integrity of our consolidated financial statements and accounting and financial processes and the audits of our consolidated financial statements; (iii) compliance with legal and regulatory requirements; (iv) external auditors’ qualifications and independence; (v) the work and performance of financial management and external auditors; and (vi) system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal, compliance and risk management established by management and the Board.

Our Board has adopted a written charter for the Audit Committee, which sets out the Audit Committee’s responsibilities, consistent with the rules of the SEC and Canadian National Instrument 52-110, a current copy of which is available on the Investors page of our website at gtigrows.com. The Audit Committee has access to all books, records, facilities and personnel and may request any information about us as it may deem appropriate. It has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee.

Both our independent auditors and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee. At no time since the commencement of the Company’s most recently completed fiscal year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board. Our Audit Committee held seven meetings during the year ended December 31, 2024.

Compensation Committee

The Compensation Committee currently consists of Jeffrey Goldman, who became the chair on June 12, 2024, Ethan Nadelmann and Hannah (Buchan) Ross. Wendy Berger, our former director, served as chair of the Compensation Committee until the end of her service on the Board on June 12, 2024.

Our Compensation Committee assists the Board in fulfilling its responsibilities for compensation philosophy and guidelines. The Compensation Committee also has responsibility for fixing compensation levels for the Company’s executive officers. In addition, the Compensation Committee is charged with reviewing the Stock and Incentive Plan (and proposing changes thereto), approving any awards under the Stock and Incentive Plan and recommending any other employee benefit plans, incentive awards and perquisites with respect to the Company’s executive officers. The Compensation Committee is also responsible for reviewing, approving and reporting to the Company’s Board annually (or more frequently as required) on the Company’s succession plans for its executive officers. Our Compensation Committee held six meetings during the year ended December 31, 2024.

Additional discussion of the role and responsibilities of the Compensation Committee is set forth below “Compensation Discussion and Analysis” below.

Our Board has adopted a written charter setting forth the purpose, composition, authority and responsibility of our Compensation Committee consistent with the rules of the SEC and the guidance of the Canadian Securities Administrators, a current copy of which is available on the Investors page of our website at gtigrows.com.

Communications with the Board of Directors

Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the chair of any such committee. Written correspondence may be sent addressed to our Board, any committee or any individual director, c/o Corporate Secretary, Green Thumb Industries Inc., 325 West Huron Street, Suite 700, Chicago, Illinois 60654.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers:

Name	Age	Position(s)
Mathew Faulkner	52	Chief Financial Officer
Anthony Georgiadis	47	Director and President
Benjamin Kovler	46	Founder, Chairman of the Board and Chief Executive Officer
Bret Kravitz	45	General Counsel and Secretary

Biographical Information

The biographies of Benjamin Kovler and Anthony Georgiadis can be found under “Proposals No. 1 and 2—Election of Directors.” The following is biographical information for our other executive officers:

Mathew Faulkner

Mathew Faulkner was appointed as the Company’s first Chief Accounting Officer in August 2020 and, in January 2023, became Chief Financial Officer. Mr. Faulkner has been with the Company since May 7, 2018, having previously served as the Company’s Senior Vice President of Accounting. During his tenure, Mr. Faulkner successfully facilitated the Company’s initial public offering in the U.S. and led the transition from reporting under International Financial Reporting Standards in Canada to U.S. Generally Accepted Accounting Principles (“GAAP”) reporting with the U.S. Securities and Exchange Commission. Prior to joining the Company, he was with Walgreens Boots Alliance Corporation, most recently serving as its Senior Director of Retail and Finance Transformation beginning in 2016, and its Retail Accounting Controller from 2012 to 2016. Mr. Faulkner graduated from the University of Toledo with a bachelor’s degree in accounting. He also earned his MBA from Northern Illinois University and is a CPA.

Bret Kravitz

Bret Kravitz became our General Counsel on January 1, 2023, having previously served as the Company’s Chief Corporate Counsel since 2017. Throughout his tenure, Mr. Kravitz has provided advice and guidance on a wide variety of legal matters and has closed numerous strategic acquisitions, partnerships, and capital raises in coordination with the Company’s executive team. Prior to joining the Company, he held attorney positions at Dickinson Wright PLLC and Baker Hostetler LLP. Mr. Kravitz graduated from the University of Colorado with a degree in finance, earned his MBA from University of Denver, and JD from Lewis & Clark Law School.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) provides an overview of our executive compensation philosophy, discusses executive compensation policies and practices, and analyzes how and why our Compensation Committee arrived at specific compensation decisions for our fiscal year ended December 31, 2024 for our named executive officers (“NEOs”).

For 2024, our NEOs were the following four individuals, who were our only executive officers who served during 2024:

•
Benjamin Kovler, our Founder, Chairman and Chief Executive Officer (“CEO”);
•
Anthony Georgiadis, a member of our Board and our President (“President”);
•
Matt Faulkner, our Chief Financial Officer (“Chief Financial Officer”); and
•
Bret Kravitz, our General Counsel and Secretary (“General Counsel”).

This CD&A should be read together with the compensation tables and related disclosures set forth below.

Executive Summary of Executive Compensation

Driven by our entire team, including our NEOs, Green Thumb delivered over $1 billion of annual revenue and delivered strong financial and operational results in 2024, despite considerable micro- and macroeconomic pressures such as price compression in our industry. Notably, the Company delivered full-year cash flow from operations of $195 million and ended the year with a strong balance sheet that included $172 million in cash after repurchasing $43 million of Company shares. These strong achievements during a difficult period for our industry factored significantly into the Compensation Committee’s decisions regarding the compensation for our NEOs. We believe that our compensation program for our executive team, including our NEOs, was an important motivating factor for our strong operating and financial performance, growing our business and strengthening our position for success in the future.

For 2024, the Compensation Committee tied our NEOs’ compensation to corporate performance primarily through our 2024 Annual Bonus (defined and further described below under “—Elements of Compensation—Short-Term Incentive Awards”) and awards of Options and RSUs granted pursuant to the Stock and Incentive Plan. The amounts our NEOs earned under the 2024 Annual Bonus were primarily driven by the Company’s achievement with respect to Revenue and Adjusted EBITDA (defined below) measured against pre-established goals.

Highlights of the Year Ended December 31, 2024

During 2024, the Company achieved solid financial and operating results despite considerable micro- and macroeconomic pressures. Significant achievements led by our NEOs included:

•
Revenue of $1.1 billion, an increase of 8% over the prior year;
•
Cash flow from operations of approximately $195 million, net of $131 million of tax payments;
•
GAAP net income of $73 million or $0.31 per basic and $0.30 per diluted share;
•
Adjusted EBITDA (as defined in Appendix A) of $371 million or 33% of revenue, an increase of 14% over the prior year;
•
The repurchase of $43 million of the Company’s Shares during the year;
•
Opened ten RISE Dispensaries for a total of 101 retail locations nationwide;
•
Safeguarding the Company’s regulatory and business licenses by promoting a culture of compliance and providing leadership on the Company’s evolving standard operating procedures; and
•
Maintaining a strong balance sheet and disciplined capital allocation to support continued future growth.

(See Appendix A for a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure.)

In addition, the Company, led by the NEOs, expanded and developed innovative, exciting and creative ways to build the business, including partnerships with Magnolia Bakery and the Chicago music venue The Salt Shed, investments in Agrify Corporation, and expansion into hemp derived products and ecommerce, which allows Company products that comply with the Agricultural Improvement Act of 2018 (the “2018 Farm Bill”) to be sold across state lines.

Our Compensation Philosophy

Green Thumb’s compensation philosophy is based on attracting and retaining the talent Green Thumb needs to execute on our corporate strategic objectives; motivate our executives and employees to deliver the highest level of performance; encourage our executives and employees to focus on our Company priorities; and align the interests of our executives and employees with those of our shareholders, while effectively managing risk and broader stakeholder considerations.

Our compensation policies and practices throughout the organization, and for our executives in particular, reflect the high-growth nature of the Company and the nature of our nascent, rapidly evolving, highly regulated, federally illegal industry. Particular aspects of the cannabis industry that shape our compensation philosophy include:

(i)
restraints on our access to traditional sources of capital due to the continued federal illegality of cannabis; and
(ii)
the impact of Internal Revenue Code Section 280(E), which requires that we pay taxes on our income before deducting for certain compensation and other expenses.

Because of the significant constraints placed on the Company’s access to and uses of capital, the Company has historically taken a conservative approach to cash management to preserve overall corporate flexibility. As a result, the Compensation Committee places significant emphasis on balancing cash with non-cash elements of compensation for our NEOs, as well as aligning the Company’s compensation policies and practices with our stage of development, encouraging disciplined financial management and focusing on sustainable long-term growth. Given the Company’s current strong cash position, the Compensation Committee elected to increase compensation paid in cash in 2025, including portions of incentive compensation for 2024, and may do so in similar circumstances in the future.

In addition, the Compensation Committee takes into account the size and complexity of our business and the industry (including our inability to engage in interstate commerce (except with respect to hemp-derived products that comply with the 2018 Farm Bill, which are currently a very small part of our business) due to the federal illegality of cannabis and the varied and often volatile nature of the regulations we must comply with to succeed), the competitive marketplace for talent, and the contributions of our NEOs in driving our business results and the execution of our operating plans.

The Compensation Committee endeavors to ensure that our compensation philosophy and the operation of our compensation programs reinforce our culture and values; create a balance between risk and reward; attract, motivate and retain executive officers over the long-term; and align the interests of our executives with those of our shareholders.

We seek employees, and executives in particular, who have an entrepreneurial spirit, embrace change, are passionate about their work, and value the unique opportunities the Company offers in terms of longer-term incentives.

Mix of Pay

As shown below, approximately 83% of Mr. Kovler’s target compensation and 77% of the other NEOs average target compensation (taken as a whole) for 2024 was variable based on Company and individual performance.

Variable compensation consists of the 2024 Annual Bonus and annual equity grants but excludes the one-time equity awards granted to Mr. Kovler, Mr. Georgiadis, Mr. Faulkner and Mr. Kravitz (which awards are described further under “—Elements of Compensation—Long-Term Equity Incentive Awards—2024 Special Retention Awards). Management believes a high percentage of variable compensation, especially long-term incentives, is beneficial to motivate our employees and is aligned with stakeholder interests.

For a more detailed description of the elements of our NEOs’ compensation, see “—Elements of Compensation” below.

How 2024 Performance Tied to Executive Compensation

In 2024, the Company achieved strong performance with respect to Revenue and Adjusted EBITDA, despite significant pressure from market forces outside of management’s control, and continued price compression in some of the Company’s key markets, resulting in a 145.3% of target payout for the corporate performance component under the 2024 Annual Bonus. The Committee believes the Company’s achievements, which significantly eclipsed its peers, was due to the NEO’s disciplined and innovative approach to operations and financial management. These results, combined with the individual performance element of the 2024 Annual Bonus and awards of RSUs and Options (described below under “—Elements of Compensation—Long Term Incentive Awards”), and excluding one-time awards granted to Mr. Kovler, Mr. Georgiadis, Mr. Faulkner, and Mr. Kravitz (which one-time awards are described further under “—Elements of Compensation—Long Term Incentive Awards—2024 Special nd Retention Awards ” below), resulted in actual compensation for Mr. Kovler that was 86% performance based and 14% fixed, and for the other NEOs, taken as a whole, an average of 79% performance-based and 21% fixed.

Compensation Governance and Process

The Compensation Committee of our Board is authorized to review and approve all compensation decisions relating to our executive officers, including annually establishing our compensation philosophy and programs, goals, and related matters. Our CEO makes recommendations to the Board regarding the compensation for the NEOs other than himself.

The Compensation Committee reports to the Board of Directors and consists of Jeffrey Goldman (Chair as of June 12, 2024), Ethan Nadelmann and Hannah (Buchan) Ross. Until her term as a director ended on June 12, 2024, Wendy Berger was also a member and the chair of the Committee.

For details regarding the experience of the current members of the Compensation Committee, see “Proposals No. 1 and 2—Election of Directors, Biographical Information” above. Given the Company’s stage of development and high-growth, rapidly changing nature, the Board determined that Mr. Goldman, Mr. Nadelmann and Ms. Ross were the most appropriate individuals to serve on the Compensation Committee at this time due to their combined history with the Company, strong experience in the cannabis industry and experience with rapid growth, early-stage companies.

The role and responsibility of the Compensation Committee is to assist the Board in fulfilling its responsibilities for establishing the compensation philosophy and guidelines. Additionally, the Compensation Committee has responsibility for (i) recommending to the Board compensation levels for directors; (ii) fixing compensation levels and supplemental benefits for the executive officers; and (iii) entering into employment, severance protection, change in control and related agreements and plans for the CEO and other executive officers, provided that any agreements with the CEO are subject to Board approval. In addition, the Compensation Committee is charged with reviewing the Stock and Incentive Plan and proposing changes thereto to the full Board, and recommending any other employee benefit plans, incentive awards and perquisites with respect to the directors and executive officers.

The Compensation Committee is responsible for approving equity or incentive awards under the Stock and Incentive Plan. The Compensation Committee is also responsible for reviewing, approving and reporting to the Board annually (or more frequently as required) on our succession plans for our executive officers and compensation risk management.

In setting compensation for our NEOs, in February and March of 2024, the Compensation Committee reviewed the Company’s overall performance and key achievements for 2023, each individual’s respective performance and key achievements during the year as well as their new roles and responsibilities (where applicable), and recommendations from the Company’s People Team, leadership and the CEO. Based on this information, the Compensation Committee determined:

•
any changes to the NEOs’ salaries for the year;
•
targets, metrics and the terms of the 2024 Annual Bonus; and
•
the annual long-term incentive awards to be granted in 2024.

Following the end of the fiscal year, in February 2025, the Compensation Committee determined each NEO’s payment earned pursuant to the 2024 Annual Bonus.

In October 2024, the Compensation Committee held a special meeting to evaluate the retentive and competitive aspects of the Company’s compensation of senior members of its leadership team, including the NEOs. Among other things, the Compensation Committee determined to increase Mr. Kravitz's salary effective December 1, 2024, to make one-time bonus payments to Mr. Kovler and Mr. Georgiadis, to increase the 2025 Annual Bonus targets for Mr. Kovler and Mr. Georgiadis, and to make special equity awards to each NEO, all as further discussed below.

Risk Management

The Compensation Committee regularly assesses and reports to the Board on potential risks associated with the Company’s compensation policies and practices on an annual basis, including with respect to the NEOs, and devotes such time and resources to compensation risk management as it believes appropriate given the Company’s current stage of development and corporate governance best practices.

For 2024, the Compensation Committee did not identify any risks arising from the Company’s compensation policies and practices that it or the Board believed were reasonably likely to have a material adverse effect on the Company.

Compensation Best Practices

The Company’s NEO compensation policies and practices for 2024 are designed to align pay with Company performance and mitigate compensation risk by doing and not doing the following:

What We Do:
+	provide a reasonable balance between cash and equity compensation;
+	establish robust annual financial targets that are approved by the Compensation Committee for the 2024 Annual Bonus in the first quarter;
+	incorporate multiple financial measures in the 2024 Annual Bonus;
+	determine payouts under the 2024 Annual Bonus that can vary significantly based on Company performance;
+	encourage retention of high performing individuals;
+	align the interests of the NEOs with the short-term and long-term objectives of the Company and its shareholders;
+	employ only double trigger (change-in-control and termination of employment) vesting upon a change of control;
+	perform annual risk review to evaluate incentive and other compensation;
+	use a balance of formulaic measures and qualitative factors to determine achievement of goals;
+	provide limited perquisites; and
+	use of multi-year vesting to diminish the incentive to maximize performance in any one fiscal period at the expense of another.

What We Do Not Do:
–	employ change-in-control provisions with single-trigger vesting;
–	provide gross-up payments to cover personal income taxes or other excise taxes pertaining to executive compensation or severance;
–	allow the repricing, spring-loading, or backdating of equity awards;
–	have separate enhanced health and welfare or retirement benefit plans for NEOs;
–	have guaranteed increases to base salaries;
–	permit hedging, pledging or short sales of our stock;
–	emphasize incentives to produce short-term results to the detriment of long-term goals and results;
–	provide incentives to pursue excessively risky business strategies;
–	offer uncapped incentive award payouts; or
–	guarantee incentive payouts from incentive awards.

Role of Management in Setting NEO Compensation

The CEO and the Company’s People Team support the Compensation Committee in its compensation work. The CEO, with the input of the People Team, makes recommendations to the Compensation Committee on NEO and top officer compensation. The People Team also makes recommendations and provides information to, and answers questions from, the Compensation Committee as it fulfills its responsibilities regarding executive compensation.

None of the Company’s NEOs (including the CEO) make recommendations directly to the Compensation Committee regarding their own compensation amounts.

Role of Peer Benchmarking and Compensation Consultants

For 2024, the Compensation Committee elected not to formally benchmark our NEOs’ compensation to other companies and did not perform compensation market survey reviews on executive compensation. Although the Compensation Committee did not use a formal benchmarking study, it reviewed publicly disclosed compensation rates and key compensation terms for the named executive officers of our peers and in the market generally to assist in the evaluation of the competitiveness of the Company’s compensation packages for the NEOs.

The Compensation Committee has continued its overall approach to be more conservative on cash while providing meaningful long-term incentive opportunities through equity compensation, however, the Company’s strong cash position at the end of 2024 provided the Compensation Committee with greater flexibility to use more cash to reward and incentivize employees, including the NEOs, than it has done in prior years. Although the Compensation Committee may engage a compensation consultant to analyze these or other matters in the future, it determined that benchmarking our NEOs’ pay and engaging its own compensation consultant were not necessary during 2024.

Elements of Compensation

Base Salary

Base salary is the fixed portion of each NEO’s total compensation. It is designed to provide income certainty. In determining the base level of compensation for the NEOs, weight is placed on factors including affordability and the individual’s competencies, skills, experience, contributions, and performance. When setting base salaries, the Compensation Committee also considers internal pay equity and the impact of base salary on other compensation elements, such as the target annual incentive. The Compensation Committee strives to set our NEOs’ base salaries at conservative levels while placing more emphasis on variable compensation and long-term incentives, in line with our goal of maintaining flexibility with our available cash.

At its March 18, 2024, meeting, the Compensation Committee reviewed the base salaries of the NEOs and determined not to make any changes except to increase Mr. Kravitz’s base salary by $10,000.The NEOs 2024 base salaries as of April 1, 2024 were as follows:

2024 Base Salaries as of April 1, 2024

NEO	2023 Salary	2024 Salary	% Change from prior year
Benjamin Kovler	$345,000	$345,000	0.0%
Anthony Georgiadis	$360,000	$360,000	0.0%
Matt Faulkner	$345,000	$345,000	0.0%
Bret Kravitz	$300,000	$310,000	3.3%

In October 2024, the Compensation Committee evaluated the retentive and competitive aspects of the Company’s compensation of senior members of its leadership team, including the NEOs. Among other things, the Compensation Committee determined that it was appropriate to increase Mr. Kravitz’s annualized base salary to $335,000, effective December 1, 2024.

Short-Term Incentive Awards

At its meeting on March 18, 2024, the Compensation Committee adopted the 2024 Annual Bonus Plan (the “2024 Annual Bonus”) applicable to our NEOs and other eligible Company employees and established the performance metrics and targets that would be used to determine payouts under the 2024 Annual Bonus, as well as the target payout amount for each of the NEOs. This program was designed to afford eligible participants the opportunity to share in the Company’s success and reward their individual performance over the year based on meeting or exceeding pre-established performance criteria. In determining the performance metrics and applicable targets for the 2024 Annual Bonus, the Compensation Committee reviewed the Company’s financial and operational priorities, strategic business objectives and plans for the year.

The 2024 Annual Bonus was designed to drive near-term goals supporting responsible, sustainable growth and to differentiate executives’ total compensation based on individual performance. The Compensation Committee assigned each executive a target incentive award as a percentage of their 2024 base salary, based on each executive’s responsibilities and role. The quantitative targets for each financial metric are designed to be challenging but reasonably attainable, with the maximum achievement levels intended to be a true stretch. Maximum achievement of each metric was set at 115% of the target levels while threshold achievement was set at 85% of target. The Compensation Committee selected the quantitative metrics based on the fact that revenue expansion is critical for high-growth companies, and Adjusted EBITDA is a key metric of profitability for high-growth companies generally and those in the cannabis industry specifically.

Key features of the 2024 Annual Bonus include:

•
Payout is determined by the Compensation Committee based on Company and individual performance factors;
•
Company performance metrics are 50% Revenue and 50% Adjusted EBITDA, to balance growth with responsible financial and operational management and align with the Company’s strategic priorities;
•
Individual performance is based on a subjective, qualitative assessment of each NEO’s annual performance against preestablished goals by the Compensation Committee and, in the case of the NEOs other than himself, the recommendations of the CEO;
•
No amounts will be earned if performance of both metrics falls below the respective threshold performance level;
•
Performance between threshold and target, or between target and maximum, is determined based on interpolated performance achievement;
•
Performance between 85% achievement to 100% achievement of target will increase by a 3.33% payout factor for each 1.0% of incremental performance achievement and from 100% achievement to 105% achievement, the payout factor will increase by 4.0% for each 1.0% of incremental performance achievement;
•
To incentivize and reward truly exceptional performance, payouts for achievement above 105% of target up to the maximum performance achievement of 115% of target results in an increase of 8.0% of payout factor for each 1% of performance attainment; and
•
Total earned amounts are capped at 200% of target.

In setting the target bonus amounts for each NEO, the Compensation Committee acknowledged that the NEOs’ base salaries were low relative to the market, and thus determined that it was appropriate to increase each individual’s bonus target as a percentage of his salary for 2024 as compared to the prior year. The Compensation Committee determined that it was appropriate to increase Mr. Kovler’s 2024 Annual Bonus target to 250% of his base salary, up from 200% the prior year; Mr. Georgiadis’s 2024 Annual Bonus target to 250% of his base salary, up from 200% the prior year; Mr. Faulkner’s 2024 Annual Bonus target to 110% of his base salary, up from 90% the prior year; and Mr. Kravitz’s 2024 Annual Bonus target to 85% of his base salary, up from 70% the prior year.

The goals for the Company’s performance for the 2024 Annual Bonus were:

Metric	Threshold Performance (85% of Target)	Target Performance	Maximum Performance (115% of Target)
Revenue	$935M	$1,110M	$1,265M
Adjusted EBITDA	$281M	$330M	$380M
Payout Factor (as a % of Target)	50%	100%	200%

In addition, with the input of the People Team, each NEO for themselves, and Mr. Kovler for each other NEO and Mr. Georgiadis for Mr. Faulkner and Mr. Kravitz, the Compensation Committee established individual performance goals for each NEO for the year. Our individual performance goals are designed to support our foundational principles, including our corporate mission, vision, values and priorities. For 2024, these goals included:

Mr. Kovler

Mr. Kovler’s 2024 goals focused on successful development and execution of the Company’s capital management plan and budget; providing strong overall leadership for the development of the Company and the Company’s leadership team, including key succession plans; developing and executing on key strategic imperatives; acting as a leader for the Company’s culture of compliance; and closely monitoring legislative and regulatory changes in the industry.

Mr. Georgiadis

Mr. Georgiadis’s 2024 goals included successful leadership and development of the retail, revenue, and wholesale operations teams and succession planning; successful execution of the Company’s financial and operating plans, including increasing the diversity of the Company’s revenue sources and streams; leading efforts to improve product quality and production efficiencies; and acting as a leader for the Company’s culture of compliance.

Mr. Faulkner

Mr. Faulkner’s 2024 goals included effective leadership and management of our finance and accounting functions, including timely filings with the SEC; delivering on cost savings initiatives; supporting the development of new banking, processing and reporting tools; strengthening the Company’s finance, accounting and information technology functions; and ensuring strong internal controls and procedures.

Mr. Kravitz

Mr. Kravitz’s 2024 goals included continued development of the legal team to increase organizational support; safeguarding the Company’s licenses and acting as a leader for the Company’s culture of compliance; representing the Company on key and strategic legislative and legal initiatives; and actively managing the Company’s legal and regulatory budgets.

2024 Annual Bonus Results

Following the end of 2024, the Compensation Committee evaluated the Company’s and each NEO’s performance with respect to the above-described criteria, to determine each individual’s achievement under the 2024 Annual Bonus as follows:

The Company’s achievement with respect to the 2024 Revenue and Adjusted EBITDA metrics was:

Metric	Threshold	Target	Maximum	Result	Payout Factor
Revenue (50% weighting)	$935M	$1,100M	$1,265M	$1,137M	113.5%
Adjusted EBITDA (50% weighting)	$281M	$330M	$380M	$370M	177.0%
Total Company Performance		100%			145.3%

Individual performance was subjectively and qualitatively reviewed by the Compensation Committee, taking into consideration the recommendations of Mr. Kovler for all of the other NEOs, and Mr. Georgiadis for Mr. Faulkner and Mr. Kravitz. Key individual performance achievements for the year taken into consideration by the Compensation Committee in determining the applicable payouts under the 2024 Annual Bonus for each NEO were as follows:

Mr. Kovler

Mr. Kovler’s key accomplishments for 2024 included the Company’s excellent financial performance and successful execution and development of the Company’s capital management plan and budget and refinancing the Company’s senior debt; effective stewardship of the development of the Company and its leadership team; delivering on key strategic imperatives including developing the Company’s strategy for beverages and hemp-derived products and assessing various investment, acquisition and similar opportunities, and keeping the Company prepared for potential legislative changes.

Mr. Georgiadis

The Compensation Committee recognized Mr. Georgiadis for his key 2024 accomplishments including successfully executing on the Company’s strategic priorities; extensive development of key leaders throughout the business; contributions to the Company’s excellent financial performance, including cash flow management and execution on capital expenditures; successfully leading the efforts to improve product quality and production efficiencies; and providing leadership for the Company’s culture of compliance.

Mr. Faulkner

During 2024, Mr. Faulkner provided strong management of the finance and accounting teams, including timely financial reporting and filings and management of financial results; led the successful development of new banking, processing and reporting tools; development of the information technology function to better support the business; developing internal leadership; and ensuring strong internal controls and procedures.

Mr. Kravitz

The Compensation Committee recognized Mr. Kravitz for his key accomplishments during 2024, including successful leadership of multiple complex legal transactions; serving as a leader for the Company’s culture of compliance; successfully managing the Company’s legal and regulatory budgets and litigation matters; safeguarding the Company’s licenses; representing the Company on strategic legislative and legal initiatives; and developing the strengths of the legal team.

The resulting individual annual incentive amounts were calculated as follows:

Name	Annual Bonus Target	Company Performance	Percentage of Target Earned	Total Earned Incentive
Mr. Kovler	$862,500		142.1%	$1,225,569
Mr. Georgiadis	$900,000	145.3%	139.0%	$1,250,910
Mr. Faulkner	$379,500		136.5%	$517,980
Mr. Kravitz	$263,500		138.6%	$365,316

As was intended with the 2024 Annual Bonus design, in a year when the Company achieves significant results, the plan participants earned significant rewards.

Pursuant to the terms of the 2024 Annual Bonus as adopted in March 2024, amounts earned over target were to be paid in fully-vested RSUs. However, given the Company’s strong cash balances and plans for repurchasing outstanding Subordinate Voting Shares in the market, the Compensation Committee determined that it was appropriate to pay the entirety of each plan participant’s earned amount in cash, and waived the requirement to deliver amounts over target in RSUs.

Special Recognition Bonuses for Mr. Kovler and Mr. Georgiadis

In October 2024, the Compensation Committee evaluated the retentive and competitive aspects of the Company’s compensation of senior members of its leadership team, including the NEOs. Among other things, the Committee determined that it was appropriate to award a one-time bonus to Mr. Kovler and Mr. Georgiadis, to be paid on November 1, 2024, of $300,000 each, in recognition of their long and dedicated leadership to the Company.

Long-Term Equity Incentive Awards

2024 Annual Awards

Long-term incentives granted under the Stock and Incentive Plan are intended to align the interests of the Company’s executive officers with those of our shareholders and to provide a long-term incentive that rewards the executive officers for their contributions to the creation of shareholder value. The Compensation Committee evaluates this on an annual basis as the Company and the cannabis industry continue to develop. Given the competitive market for talent, and because each individual values the attributes of RSUs and Options differently, particularly in light of the volatility of the market price of our Subordinate Voting Shares, the Compensation Committee determined that it was appropriate to permit each of the NEOs, as well as senior employees across the Company, to elect the relative portion of their annual long-term incentive awards to be granted in RSUs versus Options. The Compensation Committee believes that this increased the retentive aspects of the Company’s compensation packages, as employees were able to tailor this aspect of their compensation according to their personal preference. During December of 2023, employees, including the NEOs, were given the chance to elect, from zero to 100%, the percentage of Options and RSUs they wished to receive in April 2024. The Compensation Committee then honored those elections in determining the form of the long-term incentive awards granted.

The Compensation Committee generally approves equity awards to be made only on the first calendar day of the month following the date of approval, although exceptions may be made in special circumstances. The annual equity awards to our NEOs are made at approximately the same time every year (April 1), and at the same time as the broad-based annual awards are made to other eligible employees.

Given the relatively low trading volume of the Company’s Subordinate Voting Shares, the Company’s history of granting meaningful equity awards throughout the employee population annually on April 1, and the trend of relatively high-volumes of shares entering the market in the days following the annual vesting of April 1 awards, the Compensation Committee determined that it was appropriate to change its traditional vesting schedule for all annual employee equity awards to create distribution of vesting dates. Each of the annual equity awards granted on April 1, 2024, whether in the form of RSUs and/or Options, vests in one-third annual increments on the 11th month, 23rd month and 35th month anniversaries of the grant date, subject to the individual’s continued employment on the applicable vesting dates.

All Options granted under the Share and Incentive Plan prior to September 9, 2024, including those to our NEOs, have an exercise price that is equal to the greater of the closing price of one Subordinate Voting Share on the CSE on the date of grant or the prior trading day. Upon the recommendation of our Compensation Committee, on September 9, 2024, the Board approved an amendment to the Share and Incentive Plan to provide that Options granted thereunder have an exercise price that is equal to the closing price of one of our Subordinate Voting Shares on the OTCQX Best Market on the date of grant. The Compensation Committee recommended this change, which was approved by the CSE, as it was considered to provide greater transparency to employees.

The Options awarded to our NEOs in 2024 have a seven-year term. Options provide value only if our share price increases above the exercise price, thereby closely aligning the NEOs’ pay with shareholder interests. RSUs provide the NEOs with the right to receive shares upon vesting and also align the NEOs’ pay to shareholder interests since the value of the award increases as our stock price increases. The Compensation Committee believes that Options and RSUs that vest over a multi-year period help support the Company’s long-term initiatives, which include sustainable operational and financial performance, employee retention and driving shareholder value creation.

In establishing the dollar value of the overall amount of equity awards to be granted to the NEOs as their annual long-term incentives, the Compensation Committee considers the level of effort, time, responsibility, ability, experience and commitment of each individual and their applicable role(s) as well as internal pay equity and relevant market data. In establishing the dollar value of the overall amount of equity awards to be granted to each NEO other than the CEO, reference is made to the recommendations made by the CEO and their respective total compensation opportunity.

The NEOs received Options and RSUs for the annual grant with the following fair market values on April 1, 2024:

Name	Fair Market Value of 2024 Option Award	Fair Market Value of 2024 RSU Award
Benjamin Kovler	$639,998	$159,997
Anthony Georgiadis	$749,995	$—
Matt Faulkner	$259,994	$389,992
Bret Kravitz	$599,997	$149,989

2024 Special Retention Awards

In October 2024, the Compensation Committee evaluated the retentive and competitive aspects of the Company’s compensation of senior members of its leadership team, including the NEOs. The Compensation Committee determined that it was appropriate to, among other things, make a one-time grant of RSUs to each of the NEOs on November 1, 2024. Each of these special retention awards vests in one-third increments on the first three anniversaries of the grant date, subject to the recipient’s continued employment as of the applicable vesting date. The Compensation Committee determined the awards based on the number of underlying shares instead of the fair market value, as follows:

Name	Number of RSUs Granted: 2024 Special Retention Award	Fair Market Value: 2024 Special Retention Award
Benjamin Kovler	750,000	$7,717,500
Anthony Georgiadis	750,000	$7,717,500
Matt Faulkner	300,000	$3,087,000
Bret Kravitz	300,000	$3,087,000

The value of these special retention awards has generally been excluded from the analysis and comparative discussion in this CD&A because it was specifically related to the one-time enhancement to the NEO’s compensation for purposes of retention, and was not viewed by the Compensation Committee as part of their compensation package for 2024.

Insider Trading Policies

Our policy on insider trading prohibits all of our employees who meet the criteria of “insiders,” including our NEOs, from engaging in short selling, hedging or offsetting transactions with respect to our securities.

Perquisites and Other Personal Benefits

We believe in providing only very limited perquisites and personal benefits to our NEOs. For 2024, none of our NEOs received perks in excess of $10,000.

Our NEOs are also eligible to participate, at their election, in the broad-based benefit and welfare plans as well as discounts on Company products and at Company dispensaries that are available to the Company’s employees generally.

Employment Arrangements

All of our NEOs are employed at-will, and we have not entered into agreements with them that provide for minimum base salaries or other compensation arrangements. We have entered into a written agreement with each NEO titled “Confidentiality, Non-Compete, Non-Solicitation, Non-Disparagement and Invention Assignment Agreement” pursuant to which the NEOs provide the Company with certain protections, including with respect to the Company’s confidential information learned by the individuals in the course of their employment; rights to any intellectual property or inventions developed in the course of their employment; covenants not to compete with the Company or solicit its employees for one year following termination of their employment; and requiring disputes to be settled through arbitration.

Retirement Benefit Plans

Each NEO is eligible to participate in the Vision Management Services, LLC 401(k) Plan, a tax-qualified, defined contribution retirement plan. The Vision Management Services, LLC 401(k) Plan is generally available to eligible employees of our operating subsidiary, Vision Management Services, LLC, and other subsidiaries that have elected to participate in the Vision Management Services, LLC 401(k) Plan. Participants in the Vision Management Services, LLC 401(k) Plan are eligible to make before-tax contributions and Roth contributions and, if Vision Management Services, LLC elects, to receive discretionary matching and/or profit-sharing contributions. To date, Vision Management Services, LLC has not elected to provide discretionary matching or profit-sharing.

Termination and Change in Control Benefits

Except as described below, the Company does not have any contract, agreement, plan or arrangement that provides for payments to a NEO at, following or in connection with a termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control or a change in a NEO’s responsibilities. Each NEO provides services to the Company on an at-will basis.

The RSU and Option awards granted pursuant to the Stock and Incentive Plan provide for full vesting in the event of the awardee’s death or if the awardee’s service is terminated without cause (as defined in the applicable award agreements) within 12 months following a change in control (as defined in the applicable award agreements). Options that are vested due to such a termination are exercisable for the duration of the Option’s original term. Further, acting through the Board, the Compensation Committee has broad discretion in how to treat awards under the Stock and Incentive Plan in the event of a change in control. Such discretion includes the ability to fully vest and cash-out awards, arrange for awards to be assumed by a buyer, provide for economically equivalent replacement awards or eliminate future vesting or exercisability as of, or following, a change in control. The Compensation Committee believes that these arrangements are an important part of our overall executive compensation program, as they help ensure the continued focus and dedication of our NEOs, notwithstanding any concern that they may have at any given time regarding their continued employment prior to or following a change in control transaction. The Company does not offer any other benefits in the event of an employee’s death. The Compensation Committee also believes that offering these limited severance benefits is an important recruiting and retention tool.

Significant Changes to NEO Compensation Effective Following Fiscal Year End

In October 2024, at its meeting to evaluate the retentive and competitive aspects of the Company’s compensation of senior members of its leadership team including the NEOs, the Compensation Committee determined that it was appropriate to increase the annual bonus plan targets for Mr. Kovler and Mr. Georgiadis with respect to the 2025 Annual Bonus Plan, which the Compensation Committee expected to approve in March 2025 on terms similar to that of the 2024 Annual Bonus described above. The Compensation Committee determined that, when the 2025 Annual Bonus Plan was approved, Mr. Kovler’s target bonus would be equal to 325% of his 2025 base salary (up from 250% in 2024), and Mr. Georgiadis’s target bonus would be equal to 300% of his 2025 base salary (up from 250% in 2024).

At its meeting in March of 2025, during which the Compensation Committee considered annual long-term incentive awards to be made as of April 1, 2025, the Compensation Committee determined that, given the Company's strong cash position and the depressed market for the Company’s Subordinate Voting Shares notwithstanding the Company’s strong financial performance, that it was in the best interests of the Company to include a cash element to the Company’s long-term incentive awards package. The Compensation Committee determined that 25% of the aggregate amount of long-term incentives to be granted to each applicable employee, including the NEOs, would be made in cash that vests one-half on the six-month anniversary of the grant date, and one-half on the 18-month anniversary of the grant date. The Compensation Committee believes that this will further increase the engagement of employees and improve the retentive-aspects of the Company’s compensation packages.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis, required by Item 402(b) of Regulation S-K, with management of the Company. Based on this review and discussion, the Compensation Committee recommends to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and such other filings with the SEC as may be appropriate.

COMPENSATION COMMITTEE

Jeffrey Goldman, Chair
Ethan Nadelmann
Hannah (Buchan) Ross

COMPENSATION TABLES

Summary Compensation Table

The following table sets forth all compensation paid to or earned by the NEOs of the Company in the last three (3) fiscal years (or, if less, the number of years that individual has been an NEO).

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Benjamin Kovler,	2024	$345,013	$300,000	$7,877,497	$639,998	$1,225,569	$—	$—	$10,388,077
Chief Executive Officer	2023	$345,013	$—	$169,993	$679,997	$627,719	$—	$—	$1,822,722
and Chairman	2022	$345,013	$—	$—	$999,989	$545,652	$—	$—	$1,890,654
Anthony Georgiadis,	2024	$360,014	$300,000	$7,717,500	$749,995	$1,250,910	$—	$—	$10,378,419
President and Director	2023	$360,014	$—	$374,999	$374,997	$668,257	$—	$—	$1,778,267
	2022	$360,014	$—	$199,996	$949,988	$460,224	$—	$—	$1,970,222
Matt Faulkner	2024	$345,013	$—	$3,476,992	$259,994	$517,980	$—	$—	$4,599,979
Chief Financial Officer	2023	$345,013	$—	$549,990	$549,998	$288,186	$—	$—	$1,733,187

Bret Kravitz	2024	$310,000	$—	$3,236,989	$599,997	$365,316	$—	$—	$4,512,302
General Counsel and Secretary	2023	$300,012	$—	$474,993	$474,994	$214,568	$—	$—	$1,464,567

Notes:

(1)
The amounts reported in the Bonus column reflect the special recognition bonuses paid on November 1, 2024.
(2)
The amounts reported in the Stock Awards and the Option Awards columns reflect aggregate grant date fair value computed in accordance with Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”). These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the NEO. Assumptions used in the calculation of these amounts are included in Note 11—Share Capital to our audited consolidated financial statements for the fiscal year ended December 31, 2024, which are included in the 2024 Form 10-K.
(3)
For each of the NEOs, the amounts in these columns for 2024 include the 2024 annual equity awards granted on April 1, 2024 and in the Stock Awards column also include the 2024 Special Retention Awards granted on November 1, 2024, as follows:

Name	April 1, 2024 Annual Award ($)	November 1, 2024 Special Retention Award ($)	Total ($)
Benjamin Kovler	$159,997	$7,717,500	$7,877,497
Anthony Georgiadis	$—	$7,717,500	$7,717,500
Matt Faulkner	$389,992	$3,087,000	$3,476,992
Bret Kravitz	$149,989	$3,087,000	$3,236,989

(4)
Reflects the annual bonus payment actually received.
(5)
None of our executive officers received perquisites in excess of $10,000 in 2024.

Grants of Plan-Based Awards

The table below summarizes each grant of an equity or non-equity award made to the NEOs during fiscal 2024 under our incentive plans.

			Estimated future payouts under non-equity incentive plan awards			All other stock awards; number of shares of stock	All other option awards; number of securities underlying	Exercise or base price of option	Grant date fair value of stock and option
	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	or units (#)	option (#)	awards (US$)	awards ($)(4)
Benjamin Kovler	2024 Annual Bonus(1)	3/18/2024	$431,250	$862,500	$1,725,000
	Stock Option Award(2)	4/1/2024					80,910	$14.96	$639,998
	RSU Award(2)	4/1/2024				10,695			$159,997
	Special Retention Award(3)	11/1/2024				750,000			7,717,500
Anthony Georgiadis	2024 Annual Bonus(1)	3/18/2024	$450,000	$900,000	$1,800,000
	Stock Option Award(2)	4/1/2024					94,816	$14.96	$749,995
	Special Retention Award(3)	11/1/2024				750,000			$7,717,500
Matt Faulkner	2024 Annual Bonus(1)	3/18/2024	$189,750	$379,500	$759,000
	Stock Option Award(2)	4/1/2024					32,869	$14.96	$259,994
	RSU Award(2)	4/1/2024				26,069			$389,992
	Special Retention Award(3)	11/1/2024				300,000			$3,087,000
Bret Kravitz	2024 Annual Bonus(1)	3/18/2024	$131,750	$263,500	$527,000
	Stock Option Award(2)	4/1/2024					75,853	$14.96	$599,997
	RSU Award(2)	4/1/2024				10,026			$149,989
	Special Retention Award(3)	11/1/2024				300,000			$3,087,000

Notes:

(1)
Reflects the 2024 Annual Bonus as described under “Compensation Discussion and Analysis—Elements of Compensation—Short-Term Incentive Awards” above.
(2)
Reflects the annual equity awards as described under “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Equity Incentive Awards – 2024 Annual Awards” above.
(3)
Reflects the November 1, 2024 Special Retention Awards as described under “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Equity Incentive Awards—2024 Special Retention Awards” above.
(4)
The amounts reported in this column represent the grant date fair value of each 2024 equity award computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions made in computing the grant date fair value of these awards are described in Note 11—Share Capital in our consolidated financial statements included in the 2024 Form 10-K.

Outstanding Equity Awards Table

The following table sets forth outstanding equity awards for the NEOs of the Company at fiscal 2024 year end.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Benjamin Kovler	8/30/2018(1)	50,000	—	—	$11.28	8/30/2028	—	$—	—	—
	7/26/2019(1)	—	—	—	$9.16	7/26/2024	—	$—	—	—
	3/27/2020(1)	81,521	—	—	$6.55	3/27/2025	—	$—	—	—
	4/1/2021(1)	34,153	—	—	$29.68	4/1/2026	—	$—	—	—
	4/1/2022(1)	58,843	29,422	—	$19.10	4/1/2029	—	$—	—	—
	7/1/2022(2)	38,759	—	—	$7.98	7/1/2029	—	$—	—	—
	4/1/2023(3)	—	—	—	$—	—	14,931	$233,678	—	—
	4/1/2023(1)	55,555	111,111	—	$7.59	4/1/2030	—	$—	—	—
	4/1/2024(3)	—	—	—	$—	—	10,695	$87,378	—	—
	4/1/2024(1)	—	80,910	—	$14.96	4/1/2031	—	$—	—	—
	11/1/2024(1)	—	—	—	$—	—	750,000	$6,127,500	—	—
Anthony Georgiadis	8/30/2018(1)	50,000	—	—	$11.28	8/30/2028	—	$—	—	—
	7/26/2019(1)	—	—	—	$9.16	7/26/2024	—	$—	—	—
	3/27/2020(1)	81,521	—	—	$6.55	3/27/2025	—	$—	—	—
	4/1/2021(1)	23,907	—	—	$29.68	4/1/2026	—	$—	—	—
	4/1/2022(3)	—	—	—	$—	—	3,491	$28,521	—	—
	4/1/2022(1)	20,768	10,384	—	$19.10	4/1/2029	—	$—	—	—
	7/1/2022(2)	38,759	—	—	$7.98	7/1/2029	—	$—	—	—
	9/1/2022(1)	50,812	25,407	—	$13.29	9/1/2029	—	$—	—	—
	4/1/2023(3)	—	—	—	$—	—	32,938	$269,103	—	—
	4/1/2023(1)	30,637	61,274	—	$7.59	4/1/2030	—	$—	—	—
	4/1/2024(1)	—	94,816	—	$14.96	4/1/2031	—	$—	—	—
	11/1/2024(3)	—	—	—	$—	—	750,000	$6,127,500	—	—
Matt Faulkner	4/1/2021(1)	11,953	—	—	$29.68	4/1/2026	—	$—	—	—
	12/10/2021(1)	6,619	—	—	$21.95	12/10/2026	—	$—	—	—
	4/1/2022(3)	—	—	—	$—	—	2,269	$18,538	—	—
	4/1/2022(1)	13,499	6,750	—	$19.10	4/1/2029	—	$—	—	—
	7/1/2022(2)	38,759	—	—	$7.98	7/1/2029	—	$—	—	—
	9/1/2022(1)	27,946	13,974	—	$13.29	9/1/2029	—	$—	—	—
	1/1/2023(3)	—	—	—	$—	—	18,832	$153,857	—	—
	1/1/2023(1)	17,397	34,795	—	$8.85	1/1/2030	—	$—	—	—
	4/1/2023(3)	—	—	—	$—	—	26,350	$215,280	—	—
	4/1/2023(1)	24,509	49,020	—	$7.59	4/1/2030	—	$—	—	—
	4/1/2024(3)	—	—	—	$—	—	26,069	$212,984	—	—
	4/1/2024(1)	—	32,869	—	$14.96	4/1/2031	—	$—	—	—
	11/1/2024(3)	—	—	—	$—	—	300,000	$2,451,000
Bret Kravitz	4/1/2021(1)	7,470	—	—	$29.68	4/1/2026	—	$—	—	—
	4/1/2022(3)	—	—	—	$—	—	1,309	$10,695	—	—
	4/1/2022(1)	5,192	2,596	—	$19.10	4/1/2029	—	$—	—	—
	7/1/2022(2)	19,379	—	—	$7.98	7/1/2029	—	$—	—	—
	1/1/2023(3)	—	—	—	$—	—	16,949	$138,473	—	—
	1/1/2023(1)	15,657	31,315	—	$8.85	1/1/2030	—	$—	—	—
	4/1/2023(3)	—	—	—	$—	—	21,959	$179,405	—	—
	4/1/2023(1)	20,424	40,850	—	$7.59	4/1/2030	—	$—	—	—
	4/1/2024(1)	—	—	—	$—	—	10,026	$81,912	—	—
	4/1/2024(1)	—	75,853	—	$14.96	4/1/2031	—	$—	—	—
	11/1/2024(3)	—	—	—	$—	—	300,000	$2,451,000	—	—

Notes:

(1)
Option award that vests in one-third increments on each of the first three anniversaries of the grant date.

(2)
Option award that vested one-half on the six-month anniversary of the grant date (January 1, 2023) and one-half on the eighteen-month anniversary of the grant date (January 1, 2024).
(3)
RSU award that vests in one-third increments on each of the first three anniversaries of the grant date.

Options Exercised and Stock Vested

The table below sets forth the number of shares acquired by our NEOs in fiscal 2024 as a result of the vesting of RSUs or the exercise of options awarded under our equity compensation programs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Benjamin Kovler	57,311	$749,199	7,466	$111,691
Anthony Georgiadis	57,311	$749,199	19,959	$298,587
Matt Faulkner	—	$—	24,860	$336,878
Bret Kravitz	9,374	$132,957	20,762	$279,076

Notes:

(1)
Consists of RSUs that vested during 2024, including shares withheld for payment of applicable taxes associated with the vesting.
(2)
Calculated based on the closing price on the CSE on the date of the transaction, as converted to U.S. Dollars based on the exchange rate reported by the Bank of Canada as of the close of trading on that date.

Potential Payments Upon Termination or Change in Control

The table below provides the estimated incremental compensation for our NEOs upon termination of employment in the event of a change-in-control or the individual’s death. The amounts shown for each event assume that each NEO ceased to be employed by the Company as of December 31, 2024 (the last trading day of 2024) and the price of one of our Subordinate Voting Shares was US$8.17 based on the closing price on the OTCQX Best Market.

Upon a “change-in-control” and loss of job within twelve months, other than a termination for “cause”, all unvested equity would become immediately vested pursuant to the terms of each applicable award agreement. Upon death, all unvested equity would become immediately vested.

Name and Benefits	Termination in connection with a Change-in-Control other than for cause ($)	Termination resulting from death ($)
Benjamin Kovler
Stock Options	$68,889	$68,889
RSUs	$6,367,898	$6,367,898
Anthony Georgiadis
Stock Options	$37,990	$37,990
RSUs	$6,456,582	$6,456,582
Matt Faulkner
Stock Options	$30,392	$30,392
RSUs	$3,066,599	$3,066,599
Bret Kravitz
Stock Options	$25,327	$25,327
RSUs	$2,875,495	$2,875,495

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing the following disclosure about the relationship of the median annual total compensation of our employees to the annual total compensation of Mr. Kovler, our CEO. As of December 31, 2024, we had approximately 4,800 team members employed in roles across corporate, retail and cultivation and processing functions, in both full- and part-time capacities. We believe that the pay ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

For 2024,

•
The median employee’s total annual compensation was $36,109.
•
Mr. Kovler’s annual total compensation, as reported in the Total column of the Summary Compensation Table above, was $10,388,077.
•
Based on this information, the ratio of the total annual compensation of Mr. Kovler to the total annual compensation of the median employee is estimated to be 288 to 1.

For purposes of calculating its pay ratio, the Company used the annualized compensation of the same median employee in 2024 as it did in 2023. That employee left the Company during 2024. Accordingly, the median employee used in calculating the pay ratio in this proxy statement is different than the median employee used in the proxy statement for our annual meetings in 2023 and 2024. For the pay ratio calculated above, as permitted by SEC rules, we substituted the previously identified median employee with another employee whose compensation was substantially similar to the previously identified median employee, based on the consistently applied compensation measure (as described below) that was used to identify the previous median employee. We believe that since there has not been a meaningful change to our employee population or a change in our employee compensation arrangements since our pay ratio disclosure in 2024, the employee population used to determine the previous median employee could be used to identify the median employee used in this proxy statement.

As is permitted under the applicable SEC rules, to identify our median employee among our employee population, we used “annualized base pay” (e.g., we have calculated the total amount that individuals would have received had they been employed for the full year) as a consistently applied compensation measure.

We calculated annualized base pay using annual base salary levels, except for hourly workers, for whom we used a reasonable estimate of hours worked during the year, determined based on payroll records, multiplied by their hourly wage to determine annualized base pay. After identifying the median employee based on annualized base pay, we calculated annual total compensation for that employee using the same methodology we use for our NEOs as set forth in the 2024 Summary Compensation Table.

Pay-versus-Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following disclosure describes the relationship between executive compensation and the Company’s performance with respect to select financial measures. For more information regarding the Company’s executive compensation program, please see “Compensation Discussion and Analysis” above.

			Average Summary Compensation Table Total	Average Compensation Actually Paid	Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	for non-PEO Named Executive Officers(3)	to non-PEO Named Executive Officers(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(5)	Net Income	Adjusted EBIDTA(6)
2024	$10,388,077	$7,436,782	$6,496,900	$4,723,985	$84.33	$14.94	$73,083,000	$371,318,000
2023	$1,822,722	$2,341,023	$1,778,267	$2,232,578	$120.12	$43.79	$36,267,000	$325,839,000
2022	$1,890,654	$(379,804)	$1,970,222	$(141,643)	$94.50	$46.02	$11,978,000	$311,478,000
2021	$1,714,256	$(2,168,649)	$1,290,081	$(871,329)	$228.29	$119.75	$75,436,000	$307,834,000

Notes:

(1)
The dollar amounts reported are the total compensation reported for Benjamin Kovler for each fiscal year in the “Total” column of the Summary Compensation Table above.
(2)
The dollar amounts reported for each fiscal year are equal to the “compensation actually paid,” as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts reported do not reflect the actual amount of compensation earned by or paid to the applicable individual(s) for each applicable fiscal year and are based on valuation assumptions required by the SEC, which are unlikely to reflect actual amounts realized at vesting or exercise (as applicable). In accordance with the requirements of Item 402(v) of Regulation S-K, the reported “Total” in the Summary Compensation Table for Mr. Kovler for the applicable year is adjusted to determine the “compensation actually paid” amount as follows:

Year	Average Total Compensation as Reported in the Summary Compensation Table	Change in Fair Value of Options Granted During the Current Fiscal Year	Change in Fair Value of Options Granted in Previous Fiscal Years	Change in Fair Value of RSUs Granted During the Current Fiscal Year	Change in Fair Value of RSUs Granted in Previous Fiscal Years	Change in Fair Value of RSUs Granted in Prior Fiscal Year that Vested in the Current Fiscal Year	Total Change in Fair Value of Equity (RSUs and Options)	Compensation Actually Paid
2024	$10,388,077	$(242,730)	$(1,027,882)	$(1,662,619)	$(45,838)	$27,774	$(2,951,295)	$7,436,782
2023	$1,822,722	$441,665	$(5,113)	$81,749	$—	$—	$518,301	$2,341,023
2022	$1,890,654	$(470,257)	$(1,603,864)	$—	$—	$(196,337)	$(2,270,458)	$(379,804)
2021	$1,714,256	$(147,541)	$(3,798,694)	$—	$(75,002)	$138,332	$(3,882,905)	$(2,168,649)

(3)
The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding the CEO) in the “Total” column of the Summary Compensation Table in each applicable fiscal year. The NEOs included for the purpose of calculating the average amounts in each applicable year are as follows: (i) for 2023 and 2024, Mr. Georgiadis, Mr. Faulkner, and Mr. Kravitz; (ii) for 2022, Mr. Georgiadis; and (iii) for 2021, Mr. Georgiadis and Beth Burk.
(4)
The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the CEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to these NEOs as a group during such fiscal years and are based on valuation assumptions required by the SEC, which are unlikely to reflect actual amounts realized at vesting or exercise (as applicable). The average total compensation as reported in the Summary Compensation Table for those NEOs as a group for each year was adjusted using the same methodology as used to determine the Compensation Actually Paid for Mr. Kovler, as follows:

Year	Average Total Compensation as Reported in the Summary Compensation Table	Change in Fair Value of Options Granted During the Current Fiscal Year	Change in Fair Value of Options Granted in Previous Fiscal Years	Change in Fair Value of RSUs Granted During the Current Fiscal Year	Change in Fair Value of RSUs Granted in Previous Fiscal Years	Change in Fair Value of RSUs Granted in Prior Fiscal Year that Vested in the Current Fiscal Year	Total Change in Fair Value of Equity (RSUs and Options)	Compensation Actually Paid
2024	$6,496,900	$(203,538)	$(465,051)	$(1,035,695)	$(102,910)	$34,279	$(1,772,915)	$4,723,985
2023	$1,778,267	$245,218	$15,265	$191,033	$11,263	$(8,468)	$454,311	$2,232,578
2022	$1,970,222	$(323,813)	$(1,533,474)	$(107,328)	$—	$(147,250)	$(2,111,865)	$(141,643)
2021	$1,290,081	$(151,314)	$(2,033,911)	$—	$(58,215)	$81,941	$(2,161,409)	$(871,329)

(5)
As reported in Part II, Item 5 of the 2024 Form 10-K, and our Annual Report on Form 10-K for the fiscal years ended December 31, 2024, December 31, 2023, and December 31, 2022, respectively. For each year reported, our Peer Group included Cresco Labs Inc., Curaleaf Holdings, Inc. and Trulieve Cannabis Corp., and Verano Holdings Corp.

(6)
As required by Item 402(v) of Regulation S-K, the Company has determined that Adjusted EBIDTA is the Company Selected Measure, as it is the most important financial performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to the NEOs to Company performance for the most recently completed fiscal year. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, and amortization, adjusted for other income, non-cash share-based compensation, one-time transaction related expenses, or other non-operating costs. See Appendix A for a reconciliation of non-GAAP financial measures.

Description of Relationship between Pay and Performance

Given the emerging and federally illegal nature of our industry, our stock price is highly volatile and often reflective not reflective of the financial or operating performance of the Company. The Company maintains a conservative approach to cash management and places a significant emphasis on equity compensation, which makes the price of our Subordinate Voting Shares the largest variable in the calculation of “compensation actually paid” (as defined by the SEC). As a result, “compensation actually paid” may not be highly correlated with Company performance as shown by the financial measures above at any particular date. However, the Company believes that potential future growth of our share price as our industry matures, and the use of Adjusted EBITDA and Revenue as the financial metrics that determine the payouts under our Annual Bonus program (as described under “Compensation Discussion and Analysis – Elements of Compensation – Short-Term Incentive Awards” above) results in compensation for our NEOs that significantly reflects the Company’s overall performance.

Most Important Financial Measures Used to Determine Compensation

Below is an unranked list of the most important financial performance measures the Company used to link “compensation actually paid” to the NEOs for the year ended December 31, 2024 to Company performance.

Most Important Financial Measures
•	Revenue
•	Adjusted EBIDTA

As discussed under “Compensation, Discussion and Analysis—Elements of Compensation—Short-Term Incentive Awards” above, the Compensation Committee believes that Revenue and Adjusted EBITDA are the most appropriate financial measures to use in our incentive-based compensation elements for our NEOs. Although the Compensation Committee considers generally the Company’s overall financial performance, including with respect to Free Cash Flow, Cash Reserves, Gross Margin, and other metrics, no other measures are specifically or quantitatively tied to our NEOs’ compensation outcomes.

DIRECTOR COMPENSATION

Effective December 1, 2022, at the recommendation of the Compensation Committee, the Board adopted the following director compensation program for non-employee directors, with all elements to be paid in quarterly installments, as follows:

•
$75,000 annual cash retainer;
•
$65,000 additional annual retainer for the chair of the Audit Committee, to be paid in cash or immediately vested RSUs at the recipient’s election;
•
$50,000 additional annual cash retainer for the chair of the Compensation Committee, to be paid in cash or immediately vested RSUs at the recipient’s election; and
•
$175,000 annual award of fully-vested RSUs.

Under the director compensation program, quarterly compensation is paid on the first date of the third month of each calendar quarter and is prorated for individuals who join during the middle of a quarter based on the number of days served. Wendy Berger served as a director until the end of her term on June 12, 2024.

The following table sets forth all compensation paid to or earned by each of our non-employee directors during fiscal year 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dawn Wilson Barnes	$75,000	$175,000	$—	$—	$—	$—	$250,000
Wendy Berger(2)	$33,791	$101,373	$—	$—	$—	$—	$135,164
Jeffrey Goldman(3)	$75,000	$202,610	$—	$—	$—	$—	$277,610
Ethan Nadelmann	$75,000	$175,000	$—	$—	$—	$—	$250,000
Richard Reisin(4)	$75,000	$240,000	$—	$—	$—	$—	$315,000
Hannah (Buchan) Ross	$75,000	$175,000	$—	$—	$—	$—	$250,000

Notes:

(1)
During 2024, our directors with continued service received four quarterly awards of immediately vested RSUs, the grant date fair value of each of which were:

Name	March 1, 2024	June 1, 2024	September 1, 2024	December 1, 2024	Total
Dawn Wilson Barnes	$43,750	$43,750	$43,750	$43,750	$175,000
Wendy Berger	$56,250	$45,123	$—	$—	$101,373
Jeffrey Goldman	$43,750	$46,360	$56,250	$56,250	$202,610
Ethan Nadelmann	$43,750	$43,750	$43,750	$43,750	$175,000
Richard Reisin	$60,000	$60,000	$60,000	$60,000	$240,000
Hannah (Buchan) Ross	$43,750	$43,750	$43,750	$43,750	$175,000

(2)
Ms. Berger’s 2024 compensation includes amounts for her service as Chair of the Compensation Committee, which she elected to receive in RSUs. Ms. Berger's term on the Board and the Compensation Committee expired on June 12, 2024.
(3)
Mr. Goldman’s 2024 compensation includes amounts for her services as Chair of the Compensation Committee beginning on June 12, 2024, which he elected to receive in RSUs.
(4)
Mr. Reisin’s 2024 compensation includes amounts for his service as Chair of the Audit Committee, which he elected to receive in RSUs.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2024, Wendy Berger until her term ended on June 12, 2024, during which period she also served as Chair, Jeffrey Goldman (Chair beginning on June 12, 2024), Ethan Nadelmann, and Hannah (Buchan) Ross served as members of the Compensation Committee. Ms. Berger has relationships requiring disclosure with respect to related party transactions, as described under “Proposals No. 1 and 2—Election of Directors” above. Ending in 2022 when he joined the Board, Mr. Goldman had a consulting relationship with the Company for which he was last compensated in July 2022, as previously disclosed.

None of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as our director or on the Compensation Committee, during fiscal 2024. None of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee, during fiscal 2024.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and any persons who beneficially own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. To our knowledge, based solely on a review of copies of such reports and representations received from our directors and executive officers, we believe that during the year ended December 31, 2024, our directors and executive officers and 10% shareholders complied with their Section 16(a) filing requirements on a timely basis.

APPROVAL

The contents and the sending of this proxy statement have been approved by the Board of Directors of the Company.

DATED as of April 28, 2025 By Order of the Board of Directors

/s/ Benjamin Kovler
Benjamin Kovler
Chief Executive Officer, Chairman and Founder

APPENDIX A

NON-GAAP FINANCIAL INFORMATION

The “Compensation Discussion and Analysis” and “2024 Pay-versus-Performance Table” sections of the preceding Proxy Statement of Green Thumb Industries Inc. include certain non-GAAP financial measures as defined by the Securities and Exchange Commission and applicable Canadian securities laws, including Adjusted EBITDA and EBITDA. Adjusted EBITDA and EBITDA are non-GAAP measures and do not have standardized definitions under GAAP. The following information provides reconciliations of the supplemental non-GAAP financial measures, presented herein to the most directly comparable financial measures calculated and presented in accordance with GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These supplemental non-GAAP financial measures are presented because management has evaluated the financial results both including and excluding the adjusted items and believe that the supplemental non-GAAP financial measures presented provide additional perspective and insights when analyzing the core operating performance of the business. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited)

	Years Ended December 31,
	2024	2023	2022
	(in thousands)
Net Income Before Non-Controlling Interest	$73,851	$37,419	$13,655
Interest Income	(9,074)	(6,697)	(4,070)
Interest Expense, net	24,266	19,073	21,201
Provision for Income Taxes	126,288	118,630	94,777
Total Other (Income) Expense, net	9,094	16,207	(4,499)
Depreciation and Amortization	113,210	100,790	96,664
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (non-GAAP measure)	$337,635	$285,422	$217,728
Goodwill Impairment Charges	—	—	57,372
Write-off of Trade Names	—	—	31,131
Share-based Compensation, Non-Cash	33,312	28,189	27,140
Acquisition, Transaction and Other Non-operating Costs (Income)	371	12,228	(21,893)
Adjusted EBITDA (Non-GAAP Measure)	$371,318	$325,839	$311,478

A-1

APPENDIX B

GREEN THUMB INDUSTRIES INC.

2018 STOCK AND INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: June 11, 2018

APPROVED BY THE COMPANY’S SHAREHOLDERS: June 11, 2018

Section 1. Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and Non-Employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

Section 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Dividend Equivalent granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 10(b).

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. At any time that the Company is an SEC registrant and is not a “foreign private issuer” for purposes of the Securities Act and the Exchange Act, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

(g) “Company” shall mean Green Thumb Industries Inc., a British Columbia corporation, and any successor corporation.

(h) “Consultant” means, in relation to the Company, an individual or a Consultant Company, other than an Employee, Director or Officer of the Company, that:

(i)

is engaged to provide on a continuous bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate of the Company, other than services provided in relation to a distribution;

(ii)	provides the services under a written contract between the Company or the Affiliate and the individual or the Consultant Company;

(iii)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and

(iv)	has a relationship with the Company or an Affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.

(i) “Consultant Company” means for an individual Consultant, a company or partnership of which the individual is an employee, shareholder or partner.

(j) “CSE” means the Canadian Securities Exchange”

(k) “Director” shall mean a member of the Board.

(l) “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(m) “Effective Date” shall mean the date the Plan is adopted by the Board, as set forth in Section 11.

(n) “Eligible Person” shall mean any employee, officer, Non-Employee Director, or Consultant providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(o) “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” with respect to one Share as of any date shall mean (a) if the Shares are listed on the CSE or any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on the last trading day prior to such date, and if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares. Notwithstanding the foregoing, in the event that the Shares are listed on the CSE, for the purposes of establishing the exercise price of any Options, the Fair Market Value shall not be lower than the greater of the closing market price of the Shares on the CSE on (i) the trading day prior to the date of grant of the Options, and (ii) the date of grant of the Options; (b) if the Shares are not so listed on the CSE or any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of one Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(q) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(r) “Multiple Voting Shares” shall mean the mulitple voting shares of the Company, each of which carries 100 votes and is convertible, in certain limited circumstances, into 100 Subordinate Voting Shares.

(s) “Non-Employee Director” shall mean a Director who is not also an employee of the Company or any Affiliate.

(t) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(u) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(v) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(w) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(x) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(y) “Plan” shall mean the Company’s 2018 Stock and Incentive Plan, as amended from time to time.

(z) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(aa) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date, provided that in the case of Participants who are liable to taxation under the Tax Act in respect of amounts payable under this Plan, that such date shall not be later than December 31 of the third calendar year following the year services were performed in respect of the corresponding Restricted Stock Unit awarded.

(bb) “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(cc) “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

(dd) “Share” or “Shares” shall mean Subordinate Voting Shares of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(ee) “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(ff) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(gg) “Super Voting Shares” shall mean the super voting shares of the Company, each of which carries 1000 votes and is convertible, in limited circumstances, into a Multiple Voting Share.

(hh) “Tax Act” means the Income Tax Act (Canada).

(ii) “U.S. Award Holder” shall mean any holder of an Award who is a “U.S. person” (as defined in Rule 902(k) of Regulation S under the Securities Act) or who is holding or exercising Awards in the United States.

Section 3. Administration

(a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of the jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b) Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority in such a manner as would cause the Plan not to comply with applicable exchange rules or applicable corporate law.

(c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of all applicable securities rules and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d) Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the

Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4. Shares Available for Awards

(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 10% of the number of Shares outstanding, and for clarity, including the number of Shares issuable on conversion of the Super Voting Shares and the Multiple Voting Shares. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below.

(b) Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)

Shares Added Back to Reserve. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation on Awards or Shares covered by an Award that are settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iii)

Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c) Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitation contained in Section 4(d) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d) Director Award Limitations. The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

No Non-Employee Director may be granted any Award or Awards denominated in Shares that exceed in the aggregate $1,500,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and meeting fees.

(e) Additional Award Limitations. If, and so long as, the Company is listed on the CSE, the aggregate number of Shares issued or issuable to persons providing investor relations activities (as defined in CSE policies) as compensation within a one-year period, shall not exceed 1% of the total number of Shares then outstanding.

Section 5. Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible

Persons, their present and potential contributions to the success of the Company and/or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term, as used herein, includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

(a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)

Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)

Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, in the event that the expiry date of an Option held by a non-U.S. Award Holder falls within a trading blackout period imposed by the Company (a “Blackout Period”), and neither the Company nor the individual in possession of the Options is subject to a cease trade order in respect of the Company’s securities, then the expiry date of such Option shall be automatically extended to the 10th business day following the end of the Blackout Period.

(iii)

Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not permit payment of the exercise price, either in whole or in part, with a promissory note.

(B)

Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)

Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)

The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)	Subject to adjustment pursuant to Section 4(c), the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall not exceed 20,000,000 Shares.

(C)

All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(D)

Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)

The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)

Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that, subject to applicable law and stock exchange rules, the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including,

without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)

Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)

Forfeiture. Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or service or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company for cancellation at no cost to the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance

Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) dividend and Dividend Equivalent amounts may be accrued but shall not be paid unless and until the date on which all conditions or restrictions relating to such Award have been satisfied, waived or lapsed.

(f) General

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)

Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with all applicable securities rules. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(iii)

Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such

(iii)

Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(iv)

Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders and applicable stock exchange approval, seek to effect any repricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(v)

Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(vi)

Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7. Amendment and Termination; Corrections

(a) Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange, and any such amendment, alteration, suspension, discontinuation or termination of an Award will be in compliance with CSE Policies. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)

amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)

make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

Notwithstanding the foregoing and for greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require shareholder approval under the rules or regulations of securities exchange that is applicable to the Company;

(ii)	increase the number of shares authorized under the Plan as specified in Section 4 of the Plan;

(iii)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(f)(iv) of the Plan;

(iv)

permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan;

(v)	permit Options to be transferable other than as provided in Section 6(f)(ii);

(vi)	amend this Section 7(a); or

(vii)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b) or extend the terms of any Options beyond their original expiry date.

(b) Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)

either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)

that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)

that, subject to Section 6(f)(vi), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c) Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8. Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, in order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any applicable limitations under ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. U.S. Securities Laws

Neither the Awards nor the securities which may be acquired pursuant to the exercise of the Awards have been registered under the Securities Act or under any securities law of any state of the United States of America and are considered “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act and any Shares shall be affixed with an applicable restrictive legend as set forth in the Award Agreement. The Awards may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states or available exemptions therefrom, and the Company has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Awards or the securities underlying the Awards, which could result in such U.S. Award Holder not being able to dispose of any Shares issued on exercise of Awards for a considerable length of time. Each U.S. Award

Holder or anyone who becomes a U.S. Award Holder, who is granted an Award in the United States, who is a resident of the United States or who is otherwise subject to the Securities Act or the securities laws of any state of the United States will be required to complete an Award Agreement which sets out the applicable United States restrictions.

Section 10. General Provisions

(a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d) No Rights of Shareholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g) Governing Law. The internal law, and not the law of conflicts, of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 11. Clawback or Recoupment

All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule.

Section 12. Effective Date of the Plan

The Plan was adopted by the Board on June 11, 2018. The Plan shall be subject to approval by the shareholders of the Company which approval will be within 12 months after the date the Plan is adopted by the Board.

Section 13. Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on the earlier of (i) June 10, 2028 or the tenth anniversary of the date the Plan is approved by the shareholders of the Company, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

AMENDMENT NO. 1 TO

THE GREEN THUMB INDUSTRIES INC.

2018 STOCK AND INCENTIVE PLAN

Effective August 30, 2019, the Green Thumb Industries Inc. 2018 Stock and Incentive Plan (the “Plan”) is amended as follows: Section 2(f) shall be deleted and replaced in its entirety with the following:

“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan, provided that, for the avoidance of doubt, the Board may act as the Committee at any time. At any time that the Company is an SEC registrant and is not a “foreign private issuer” for purposes of the Securities Act and the Exchange Act, either (i) the Board shall act as the Committee or (ii) the Committee shall be comprised of two or more “non-employee directors” within the meaning of Rule 16b-3.

AMENDMENT NO. 2 TO

THE GREEN THUMB INDUSTRIES INC.

2018 STOCK AND INCENTIVE PLAN

Effective April 7, 2023, the Green Thumb Industries Inc. 2018 Stock and Incentive Plan (the “Plan”) is amended as follows:

1.Section 4(a) shall be deleted and replaced in its entirety with the following:

Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 10% of the number of Shares outstanding at the time of granting of Awards, and for clarity, including the number of Shares issuable on conversion of the Super Voting Shares and the Multiple Voting Shares.

2.Section 4(b)(i) shall be deleted and replaced in its entirety with the following:

Shares Added Back to Reserve. If any Shares covered by an Award or to which an Award relates are: (i) not purchased or are forfeited or are reacquired by the Company (including any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation on Awards or Shares covered by an Award that are settled in cash); (ii) terminated or cancelled without delivery of any Shares, or (iii) exercised or, in the case of RSUs, vested in accordance with the terms of the Award, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination, exercise, vesting or cancellation, shall again be available for granting Awards under the Plan.

AMENDMENT NO. 3 TO

THE GREEN THUMB INDUSTRIES INC.

2018 STOCK AND INCENTIVE PLAN

Effective September 9, 2024, the Green Thumb Industries Inc. 2018 Stock and Incentive Plan (the “Plan”) is amended as follows:

1.Section 2(p) shall be deleted and replaced in its entirety with the following:

“Fair Market Value” with respect to one Share as of any date shall mean (a) if the Shares are listed on any established stock exchange in the United States, the price of one Share at the close of the regular trading session of such exchange on such date, and if no sale of Shares shall have occurred on such date, on the preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange in the United States, the closing price quoted by the OTCQX Best Market on such date or, if there are no sale of Shares on such date, on the preceding date for which there was a sale of Shares; or (c) if the Shares are not publicly traded as of such date, the per share value of one Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

AMENDMENT NO. 4 TO

THE GREEN THUMB INDUSTRIES INC.

2018 STOCK AND INCENTIVE PLAN

Effective June __, 2025, the Green Thumb Industries Inc. 2018 Stock and Incentive Plan (the “Plan”) is amended as follows:

1. Section 4(a) shall be deleted and replaced in its entirety with the following:

Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 15% of the number of Shares outstanding at the time of granting of Awards, and for clarity, including the number of Shares issuable on conversion of the Super Voting Shares and the Multiple Voting Shares.

SCAN TO VIEW MATERIALS & VOTEw GREEN THUMB INDUSTRIES INC. 325 W. HURON ST., SUITE 700 CHICAGO, IL 60654 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central time on Monday, June 9, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GTBIF2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central time on Monday, June 9, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V65100-P25009 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED ANDDATED. DETACH AND RETURN THIS PORTION ONLY GREEN THUMB INDUSTRIES INC. 1. Number of Directors. Set the number of directors to be elected at the Meeting to 7 (seven). The Board of Directors recommends you vote FOR the following proposals: 2. Election of Directors. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 2a. Dawn Wilson Barnes 2b. Anthony Georgiadis 2c. Jeffrey Goldman 2d. Benjamin Kovler 2e. Ethan Nadelman 2f. Richard Reisin 2g. Hannah (Buchan) Ross For Against For Withhold 3. Executive Compensation. Approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement. 4. Reappointment of Auditors. Re-appoint Baker Tilly US, LLP, as the auditors of the Company and to authorize the Board of Directors of the Company to fix that firm's remuneration and terms of engagement. 5. Amendment Proposal. Approve the amendment of the Company's 2018 Share and Incentive Plan, as amended, to increase the number of shares available thereunder as described in the Company's Proxy Statement. NOTE: Such other business as may properly come before the Meeting or any adjournment thereof. For Against Abstain For Withhold For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

V65101-P25009

**OR**

**Notes to Proxy**

1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual and Special Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

**Continued and to be signed on reverse side**

ant Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. GREEN THUMB INDUSTRIES INC. Form of Proxy – Annual and Special Meeting to be held on June 11, 2025 Appointment of Proxyholder I/We being the undersigned holder(s) of Green Thumb Industries Inc. hereby appoint Bret Kravitz and Andrew Grossman.OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein: as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of Green Thumb Industries Inc. to be held via live webcast at www.virtualshareholdermeeting.com/GTBIF2025 at 10:00 a.m. (Central time) on June 11, 2025 or at any adjournment or postponement thereof. This form of proxy is solicited by and on behalf of Management. Proxies must be received by 10:59 p.m., Central time, on June 9, 2025. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual and Special Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the na